Filed pursuant to Rule 497(b)
under the Securities Act of 1933

File No. 333-259796

October 25, 2021

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of the shareholders of TS&W Equity Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Target Trust”), will be held on November 30, 2021 at 10:00 a.m., Eastern Time. If the proposal is approved, shareholders of the Target Fund will be issued shares of TSW Large Cap Value Fund (the “Acquiring Fund”), a series of JOHCM Funds Trust (the “Acquiring Trust”).

Shareholders of record of the Target Fund as of the regular close of business of the New York Stock Exchange on Wednesday, September 29, 2021 have the opportunity to vote on the proposal. This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote. If the Target Fund’s shareholders vote to approve the proposed reorganization (the “Reorganization”), shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund having a total dollar value (i.e. a net asset value) equal to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization.

The primary purpose of the proposed Reorganization is to merge the Target Fund into the Acquiring Fund, which was specifically created for the purpose of acquiring the assets and liabilities of the Target Fund and which will have no assets immediately prior to the Reorganization. If the Reorganization is approved, the Target Fund will be completely liquidated and dissolved. The Target Trust and the Acquiring Trust are each an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Acquiring Fund has a substantially similar investment objective and investment strategies and policies to those of the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund.

The Reorganization will shift primary management oversight responsibility for the Target Fund to JOHCM (USA) Inc. (“JOHCM USA”), the investment adviser to the Acquiring Fund. Thompson, Siegel & Walmsley LLC (“TSW”), the investment adviser to the Target Fund, will serve as investment sub-adviser to the Acquiring Fund and will continue to remain responsible for the Acquiring Fund’s day-to-day management. JOHCM USA and TSW (collectively, “Pendal US”) are both indirect wholly-owned subsidiaries of Pendal Group Limited. The Reorganization is not expected or intended to result in any changes to the day-to-day management of the Target Fund, as the existing portfolio management team will serve as portfolio managers for the Acquiring Fund. Following the Reorganization, shareholders will bear a lower investment advisory fee and can expect to experience a lower expense ratio. The proposed Reorganization will also result in the Target Fund being overseen by a different board of trustees and being subject to new arrangements for distribution, custody, administration, transfer agency, legal, and audit services.

The Board of the Acquiring Trust (the “JOHCM Board” or “Acquiring Trustees”) and the Board of Trustees of the Target Trust (the “AIC Board” or “AIC Trustees”) believe that the proposed Reorganization will be in the best interests of shareholders of the Target Fund (“Target Fund Shareholders”). In approving the Reorganization, the JOHCM Board and the AIC Board considered, among other factors:

•

The opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs;

•	Lower management fees paid by the Acquiring Fund;

•

JOHCM USA’s representation that Target Fund Shareholders can expect to experience lower operating expenses, both before and after JOHCM USA’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Shares of the Acquiring Fund through January 31, 2023 in order to reduce operating expenses at a level at or below the operating expenses of the Target Fund;

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•	The similarity in the Target Fund’s and the Acquiring Fund’s investment objectives and strategies;

•

That TSW, the adviser of the Target Fund, is the sub-adviser of the Acquiring Fund and the expected continuation of day-to-day portfolio management from all of the Target Fund’s current portfolio managers;

•

That the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”);

•

That JOHCM USA, and not the Target Fund or Acquiring Fund, would pay all costs associated with the Reorganization, other than certain costs specified in the Agreement and Plan of Reorganization (attached hereto as Appendix A) which are not expected to be incurred; and

•	That the Reorganization would not result in the dilution of the Target Fund Shareholders’ interests.

Pendal US believes that the proposed Reorganization may benefit Target Fund Shareholders by unlocking potential cost savings through lower management fees, rationalization of certain operations and compliance functions, and giving the fund greater ongoing ability to negotiate fees with service providers.

The Reorganization is being proposed following the acquisition of TSW by Pendal Group Limited, the ultimate parent company of JOHCM. Over time, JOHCM and TSW expect to integrate their investment advisory organizations. Pendal US believes that the Reorganization, which will result in the Target Fund being housed in the same mutual fund trust as the other US mutual funds advised by JOHCM, is a logical step within this broader initiative. The proposed Reorganization will align management of the Target Fund’s portfolio with the overall operational management and oversight of the trust in which it is housed as well as compliance oversight, sponsorship and governance matters. Pendal US also believes that the proposed Reorganization will provide opportunities to increase the assets of the Target Fund through the established distribution network of JOHCM USA. For information regarding the factors that were considered by the AIC Trustees, please refer to the section entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization” in the enclosed Proxy Statement/Prospectus.

Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of such transaction, and (iii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These fees and expenses are however expected to be zero or otherwise de minimis, since (i) there is not expected to be any rebalancing of the Target Fund’s portfolio in connection with the Reorganization and (ii) given that the Target Fund’s portfolio consists only of U.S. equity securities and American Depositary Receipts, no stamp taxes or trading expenses are expected to be incurred in connection with the Reorganization. If the proposed Reorganization is approved, Pendal US does not expect that the Reorganization will result in a change in the level or quality of services that shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund. The proposed Reorganization has been carefully reviewed and approved by each of the AIC Board and the JOHCM Board. The AIC Board recommends that you vote FOR the proposed Reorganization.

More information on the specific details of and reasons for the proposed Reorganization is contained in the enclosed Proxy Statement/Prospectus. Please read the enclosed materials carefully and cast your vote on the Proxy Card. Please vote your shares promptly. Your vote is extremely important, no matter how many shares you own.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Target Trust has determined that the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. The Special Meeting of Shareholders will be held virtually and shareholders interested in attending should send an email to attendingmeeting@astfinancial.com with the subject line “TS&W

Special Meeting” and request credentials to attend the virtual meeting. Requests to attend the Meeting virtually must be received no later than 5:00 p.m. Eastern Time on November 29, 2021.

If you have any questions before you vote, please call the Target Trust toll-free at 866-4TSW-FUN (866-487-9386). Thank you for your participation in this important initiative.

Sincerely,

Michael Beattie
President, The Advisors’ Inner Circle Fund

A Proxy Card covering your Target Fund is enclosed along with the Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please vote as soon as possible, via the Internet, by telephone, or mark, sign, date and return your Proxy Card by mail. If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposals indicated on the card. You may revoke your proxy at any time at or before the Meeting.

Please vote your shares today.

You may vote in any one of three ways:

•	By Internet: you may vote over the Internet by following the instructions on the enclosed Proxy Card;

•	By telephone: please have the Proxy Card available, call the number on the enclosed card and follow the instructions; or

•	By mail: sign and return the enclosed Proxy Card in the prepaid envelope provided if you have received this Proxy Statement/Prospectus by mail.

If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, AST Fund Solutions, reminding you to vote.

THE BOARD OF TRUSTEES OF THE TARGET TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

INSTRUCTIONS FOR SIGNING PROXY CARD(S)

The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TS&W EQUITY PORTFOLIO,

a series of The Advisors’ Inner Circle Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

1-800-932-7781

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 30, 2021

To the shareholders of the above referenced series (the “Target Fund”) of The Advisors’ Inner Circle Fund, a Massachusetts business trust (“AIC” or the “Target Trust”),

NOTICE IS HEREBY GIVEN that the Target Trust will hold a special meeting of shareholders (the “Meeting”) for the Target Fund, on November 30, 2021 at 10:00 a.m., Eastern Time. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Target Trust (the “AIC Board” or “AIC Trustees”) has determined that the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. The purpose of the Meeting is to consider and act upon the following proposals (each, a “Proposal,” and collectively, the “Proposals”):

a.	To approve the Agreement and Plan of Reorganization with respect to the Target Fund (the “Plan”), which provides for:

(i) the acquisition by JOHCM Funds Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of the TSW Large Cap Value Fund (the “Acquiring Fund”), of all of the assets of the TS&W Equity Portfolio (the “Target Fund”), in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”), and the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the liabilities of the Target Fund;

(ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and

(iii) the dissolution of the Target Fund as soon as practicable after the closing.

b.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

A copy of the form of the Plan, which more completely describes the proposed transaction, is attached as Appendix A to the enclosed Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Proposals noted above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Proxy Statement/Prospectus.

Shareholders of record of the Target Fund at the regular close of business of the New York Stock Exchange on September 29, 2021 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Target Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposals.

The Board of Trustees of the Target Trust recommends that the shareholders of the Target Fund vote FOR each Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON NOVEMBER 30, 2021: This Notice and the Proxy Statement/Prospectus are available on the Internet free of charge at https://vote.proxyonline.com/AIC/docs/2021.pdf

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By order of the Board of Trustees of The Advisors’ Inner Circle Fund

Michael Beattie
President, The Advisors’ Inner Circle Fund
October 25, 2021

Your vote is important. To secure the largest possible representation, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote at the Meeting if you attend the Meeting, as provided in the enclosed Proxy Statement/Prospectus.

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PROXY STATEMENT/PROSPECTUS

DATED OCTOBER 25, 2021

TS&W EQUITY PORTFOLIO,

a series of The Advisors’ Inner Circle Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

1-800-932-7781

JOHCM FUNDS TRUST

53 State Street, 13th Floor

Boston, Massachusetts, 02109

(866) 260-9549

https://www.johcm.com/us/our-funds

This Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Meeting”) of the TS&W Equity Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Target Trust”).

At the Meeting, shareholders of the Target Fund (“Target Fund Shareholders”) will be asked to approve an Agreement and Plan of Reorganization with respect to the Target Fund (the “Plan”) relating to the proposed reorganization of the Target Fund with and into the TSW Large Cap Value Fund (the “Acquiring Fund”) of JOHCM Funds Trust (the “Acquiring Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as described more fully in the Plan (the “Reorganization”). The Acquiring Trust is a newly created trust and the Acquiring Fund is a newly created series of the Acquiring Trust organized for the purpose of engaging in the Reorganization. The Plan provides for:

(i) the acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the assets of the Target Fund in exchange for Institutional Class shares of the Acquiring Fund (the “Acquiring Fund Shares”) equal in value to the Target Fund Shareholder’s interests in the Target Fund’s shares (the “Target Fund Shares”), and the assumption by the Acquiring Trust with respect to the Acquiring Fund of the liabilities (as defined in the Plan) of the Target Fund;

(ii) the distribution of Acquiring Fund Shares to Target Fund Shareholders according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and

(iii) as soon as practicable after the Closing Date (as defined below), the termination of the Target Fund.

If the proposed Reorganization is approved with respect to the Target Fund by the Target Fund Shareholders, on the effective date of the proposed Reorganization, which is currently scheduled to take place on December 6, 2021, or, if the conditions described in the Plan are not satisfied, no later than December 19, 2021, or such other date and time as the parties to the Reorganization may agree (the “Closing Date”), Target Fund Shareholders will be issued Acquiring Fund Shares of the Acquiring Fund.

The Meeting will be held at 10:00 a.m., Eastern Time on November 30, 2021. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Target Trust (the “AIC Board” or the “AIC Trustees”) has determined that the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. The Special Meeting of Shareholders will be held virtually and shareholders interested in attending should send an email to attendingmeeting@astfinancial.com with the subject line “TS&W Special Meeting” and request credentials to attend the virtual meeting. Requests to attend the Meeting virtually must be received no later than 5:00 p.m. Eastern Time on November 29, 2021. The AIC Board is soliciting these proxies on behalf of the Target Fund. The AIC Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund Shareholders will not be diluted as a result of the Reorganization. This Proxy Statement/Prospectus will first be sent to Target Fund Shareholders on or about November 1, 2021.

The Target Fund and the Acquiring Fund (each, a “Fund,” and collectively, the “Funds”) are open-end management investment companies (more commonly referred to as “mutual funds”). If Target Fund Shareholders vote to approve the Plan, they will receive Institutional Class Shares of the Acquiring Fund having a total dollar value equivalent to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan. After the Acquiring Fund Shares are distributed, the Target Fund will be completely liquidated and dissolved.

Prior to the effective date of the proposed Reorganization (the “Closing Date”), there will be no issued and outstanding shares of the Acquiring Fund.

If shareholders of the Target Fund fail to approve the Reorganization, the AIC Board will consider what other actions, if any, may be appropriate, including re-proposing the Reorganization or liquidating the Target Fund.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting.

You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target Fund, Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

•

The prospectus and statement of additional information (“SAI”) of the Target Trust on behalf of the Target Fund, dated March 1, 2021, as supplemented and amended to date (File No. 003-42484; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001398344-20-004791) (the “Target Fund Prospectus”);

•

The report of the Independent Registered Public Accounting Firm and the audited financial statements, including the financial highlights, appearing in the Target Fund’s annual report to shareholders for the period ended October 31, 2020 (File No. 811-06400; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-006311);

•

The Semi-Annual Report to Shareholders of the Target Fund for the period from November 1, 2020 to April 30, 2021 (File No. 811-06400; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-211576 )

•

The prospectus and SAI of the Acquiring Trust on behalf of the Acquiring Fund filed on October 22, 2021, as amended (File No. 81123615; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-305666, which is also enclosed herewith (the “Acquiring Fund’s Prospectus”); and

•	An SAI dated October 25, 2021, relating to this Proxy Statement/Prospectus.

You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling 866-260-9549 or 312-557-5913 or by writing to JOHCM Funds Trust, c/o The Northern Trust Company, P.O. Box 4766 Chicago, IL 60680-4766.

You may obtain copies of the Target Fund’s Prospectus, related SAI, or annual or semiannual reports without charge by contacting the Target Trust at 1-800-932-7781; by visiting www.tswinvest.com or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Fund’s Prospectus, which is incorporated by reference above, is intended to provide you with additional information about the Acquiring Fund. The Acquiring Fund is newly organized and will have no assets or liabilities at the time of the Reorganization. The Acquiring Fund was created specifically for the purpose of

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acquiring the assets and liabilities of the Target Fund in connection with the Plan and will not commence operations until the Closing Date of the Reorganization. The Acquiring Fund has not produced any annual or semiannual reports to date. You may obtain an additional copy of the Acquiring Fund’s Prospectus or the related SAI without charge by contacting the Acquiring Trust at 866-260-9549 or 312-557-5913 or by visiting www.johcm.com.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

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OVERVIEW	3
Synopsis of important details regarding the proposed Reorganization	3
On what proposals am I being asked to vote?	5
What is the anticipated timing of the Reorganization?	6
What is the primary purpose of the proposed Reorganization?	6
Why is the Reorganization being proposed?	6
Will the portfolio management of the Target Fund change?	6
Who will bear the expenses associated with the Reorganization?	7
What are the U.S. federal income tax consequences of the Reorganization?	7
Has the Board of the Target Trust approved the proposed Reorganization?	8
How will the number of Acquiring Fund Shares that I will receive be determined?	8
How do the fees of the Acquiring Fund compare to those of the Target Fund?	9
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?	9
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of their Target Fund?	9
Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?	9
Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?	10
Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?	10
How many votes am I entitled to cast?	10
How do I vote my shares?	10
What are the quorum and approval requirements for the Reorganization?	10
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	11
COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND	12
Comparison of Fee Tables and Expense Examples	12
Comparison of Investment Objectives, Strategies and Risks	14
Comparison of Fundamental and Non-Fundamental Investment Policies	18
Comparison of Portfolio Turnover	23
Comparison of Fund Performance	23
Comparison of Investment Advisers and Other Service Providers	23
Comparison of Share Classes and Distribution Arrangements	24
Eligibility requirements	25
Sales Charges	26
Distribution Plans and Service Plans	26
Comparison of Purchase, Redemption and Exchange Procedures	26
Comparison of Dividend and Distribution Policies and Fiscal Years	28
Comparison of Business Structures, Shareholder Rights and Applicable Law	28
BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATION	33
REASONS FOR THE PROPOSED REORGANIZATION	33
THE PROPOSED REORGANIZATION	35
Agreement and Plan of Reorganization	35
Description of the Securities to be Issued	36
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	37
PRO FORMA CAPITALIZATION	39
ADDITIONAL INFORMATION ABOUT THE FUNDS	40
Financial Highlights	40

OVERVIEW

The following is a brief overview of the proposals to be voted upon at the Meeting scheduled for November 30, 2021 (the “Proposals”). Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as in the Plan, the Target Fund’s Prospectus, the Acquiring Fund’s Prospectus (which is included herewith), and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Target Fund Shareholders should read the entire Proxy Statement/Prospectus, the Target Fund’s Prospectus and the Acquiring Fund’s Prospectus (which is included herewith) carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call the Target Trust at 1-800-932-7781 (toll-free). For the convenience of Target Fund Shareholders, a summary of certain key details regarding the proposed Reorganization from the perspective of shareholders is provided in the synopsis immediately below. The below synopsis provides only a high-level summary of the Reorganization and, as such, is incomplete. Shareholders are urged to review the full Proxy Statement/Prospectus for additional important details.

Synopsis of important details regarding the proposed Reorganization

What is the purpose of the proposed Reorganization? The primary purpose of the proposed Reorganization is to merge the Target Fund into the Acquiring Fund, which has a substantially similar investment objective and investment strategies and policies to those of the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund. The Reorganization will shift primary management oversight responsibility for the Target Fund to JOHCM (USA) Inc. (“JOHCM USA”), the investment adviser to Acquiring Fund. Thompson, Siegel & Walmsley LLC (“TSW”), the investment adviser to the Target Fund, serves as investment sub-adviser to the Acquiring Fund and will continue to remain responsible for the fund’s day-to-day management. JOHCM USA and TSW (collectively, “Pendal US”) are both indirect wholly-owned subsidiaries of Pendal Group Limited. The Reorganization is not expected or intended to result in any changes to the day-to-day management of the Target Fund, as the existing portfolio management team will serve as portfolio managers for the Acquiring Fund.

What will happen if the Reorganization is approved? Target Fund Shareholders will become shareholders of the Acquiring Fund and hold Institutional Class shares of the Acquiring Fund (as indicated below under “On what proposals am I being asked to vote?”). Target Fund Shareholders will receive Acquiring Fund Shares in an amount equal to the total dollar value of shares currently held in the relevant Target Fund. The Target Fund will then be completely liquidated and dissolved.

The Target Fund’s and the Acquiring Fund’s investment objectives and strategies are substantially similar, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund. The existing portfolio management team will continue to handle the day-to-day portfolio management for the Acquiring Fund. Because of this, Pendal US does not anticipate any significant changes in the Target Fund’s day-to-day operations, distributions, or changes to availability on existing distribution platforms as a result of the Reorganization.

If the Reorganization is not approved, or if the Target Fund does not receive enough votes to reach the threshold required to take action at the Meeting, the AIC Board may take actions such as re-proposing the Reorganization or liquidating the Target Fund. Voting your shares immediately will prevent the need to call you and solicit your vote.

What are the anticipated benefits of the Reorganization? In approving the Reorganization, the JOHCM Board and the AIC Board considered, among other factors:

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The opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs;

•	Lower management fees paid by the Acquiring Fund;

•

JOHCM USA’s representation that Target Fund Shareholders can expect to experience lower operating expenses, both before and after JOHCM USA’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Shares of the Acquiring Fund through January 31, 2023 in order to reduce operating expenses at a level at or below the operating expenses of the Target Fund;

•	The similarity in the Target Fund’s and the Acquiring Fund’s investment objectives and strategies;

•

That TSW, the adviser of the Target Fund, is the sub-adviser of the Acquiring Fund and the expected continuation of day-to-day portfolio management from all of the Target Fund’s current portfolio managers;

•

That the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”);

•

That JOHCM USA, and not the Target Fund or Acquiring Fund, would pay all costs associated with the Reorganization, other than certain costs specified in the Agreement and Plan of Reorganization (attached hereto as Appendix A) which are not expected to be incurred; and

•	That the Reorganization would not result in the dilution of the Target Fund Shareholders’ interests.

Following the Reorganization, Target Fund Shareholders will bear a lower investment advisory fee and can expect to experience a lower expense ratio. Pendal US believes that the proposed Reorganization may benefit Target Fund Shareholders by unlocking potential cost savings through lower management fees, rationalization of certain operations and compliance functions, and giving the fund greater ongoing ability to negotiate fees with service providers. Pendal US also believes that the proposed Reorganization will provide opportunities to increase the assets of the Target Fund through the established distribution network of JOHCM USA.

Who will bear the costs associated with the proposed Reorganization? JOHCM USA will pay the operational and solicitation costs related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the Target Fund Shareholders all materials relating to this Proxy Statement/Prospectus. JOHCM USA will pay these costs whether or not the Reorganization is consummated.

With respect to fund total operating expenses, fund expenses as a percentage of net assets for the Target Fund are expected to decrease as a result of the Reorganization even before accounting for any fee waivers or expense reimbursements. Target Fund Shareholders will not have to pay any front-end sales charges, contingent deferred sales charges, or redemption/exchange fees in connection with the Reorganization.

How does the Acquiring Fund differ from the Target Fund? The Target Fund has a substantially similar investment objective and investment strategies and policies to those of the Acquiring Fund, and will be managed by the same portfolio management team as currently handles the day-to-day portfolio management for the Target Fund. As a result, the principal risks associated with investing in the Acquiring Fund are substantially similar to those of investing in the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund. The share purchase, redemption, and exchange procedures of the Acquiring Fund are similar to those of the Target Fund, except for differences in the applicable class eligibility requirements, and the Target Trust does not anticipate any changes in the availability of the Funds on existing distribution platforms as a result of the Reorganization.

How do I vote my shares? You are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund as of September 29, 2021. You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope, or by attending the virtual Meeting. You may also vote by calling the toll-free number printed on your Proxy Card or by Internet by going to the website printed on your Proxy Card.

On what proposals am I being asked to vote?

As the Target Fund Shareholder, you are being asked to vote on the approval of the Plan. The Plan provides for:

(i) the acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the assets of the Target Fund in exchange for a Institutional class of Acquiring Fund Shares equal in value to the Target Fund Shareholder’s respective Target Fund Shares and the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the liabilities (as defined in the Plan) of the Target Fund;

(ii) the distribution of Acquiring Fund Institutional Shares to Target Fund Shareholders according to their respective interests in the Target Fund in complete liquidation of that Target Fund; and

(iii) as soon as practicable after the Closing Date, the termination of the Target Fund.

The Target Fund offers a single undesignated class of shares.

The Acquiring Fund currently offers Institutional Class shares, Advisor Class, Investor Class and Class Z shares.

In connection with the Reorganization, Target Fund Shareholders will receive Institutional Shares of the Acquiring Fund. Like the Target Fund, Institutional Class shares of the Acquiring Fund do not bear a 12b-1 fee but are authorized to bear expenses for Sub-Transfer Agency Services, as defined below. Each Target Fund Shareholder will receive Acquiring Fund Shares having a total dollar value equal to the total dollar value of the shares such shareholder held in that Target Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan.

Target Fund Shareholders who do not wish to have their Target Fund Shares exchanged for Acquiring Fund Shares as part of the Reorganization should redeem their shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them upon redemption. If, instead, you receive Acquiring Fund Shares in exchange for your Target Fund Shares as part of the Reorganization, you are not expected to recognize any taxable gain or loss for U.S. federal income tax purposes on such exchange. For more information about the tax consequences of the proposed Reorganization, please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganization” section below.

The Plan is subject to certain closing conditions and may be terminated with respect to the Reorganization at any time including by mutual consent of the Target Trust and the Acquiring Trust, by the Acquiring Trust if any condition precedent to its obligations with respect to such Reorganization has not been fulfilled or waived by the Acquiring Trust, by the Target Trust if any condition precedent to its obligations has not been fulfilled or waived by the Target Trust, or by the Target Trust or Acquiring Trust upon a determination by the Board of the Target Trust or the Acquiring Trust that the Reorganization would not be in the best interests of the shareholders of the Target Fund or Acquiring Fund, respectively.

You should consult the Acquiring Fund’s Prospectus for more information about the Acquiring Fund and the Target Fund’s Prospectus for more information about the Target Fund, which prospectuses have been incorporated by reference into this Proxy Statement/Prospectus. For more information regarding shareholder approval of the proposed Reorganization, please refer to the “The Proposed Reorganization” and “Voting Information” sections below. A form of the Plan is attached hereto as Appendix A. For more information regarding the calculation of the number of Acquiring Fund Shares to be issued, please refer to the “How will the number of Acquiring Fund Shares that I will receive be determined?” section below.

You are also being asked to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on November 30, 2021. If all necessary approvals are obtained, the proposed Reorganization is currently scheduled to take place on or about December 6, 2021.

What is the primary purpose of the proposed Reorganization?

The primary purpose of the proposed Reorganization is to merge the Target Fund into the Acquiring Fund, which has a substantially similar investment objective and investment strategies and policies to those of the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund.

Why is the Reorganization being proposed?

The Reorganization is being proposed following the acquisition of TSW by Pendal Group Limited, the ultimate parent company of JOHCM USA. Over time, JOHCM USA and TSW expect to integrate their investment advisory organizations. Pendal US believes that the Reorganization, which will result in the Target Fund being housed in the same mutual fund trust as the other US mutual funds advised by JOHCM USA, is a logical step within this broader initiative. The proposed Reorganization will align management of the Target Fund’s portfolio with the overall operational management and oversight of the trust in which it is housed as well as compliance oversight, sponsorship and governance matters. Pendal US also believes that the proposed Reorganization will provide opportunities to increase the assets of the Target Fund through the established distribution network of JOHCM USA. Following the Reorganization, shareholders will bear a lower investment advisory fee and can expect to experience a lower expense ratio. For information regarding the factors that were considered by the AIC Trustees, please refer to the section entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization” in the enclosed Combined Proxy Statement/Prospectus.

If the proposed Reorganization is approved, Pendal US does not expect that the Reorganization will result in any reduction in the level or quality of services that shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund.

The Target Fund Shareholders’ exchange of Target Fund Shares for Acquiring Fund Shares pursuant to the Reorganization is expected to be tax-free for U.S. federal income tax purposes. It is possible that the Target Fund will make one or more additional distributions to Target Fund Shareholders before the effective time of the Reorganization, which will generally be taxable to Target Fund Shareholders. Please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganization” section below for further information. The proposed Reorganization will also result in the Target Fund being overseen by a different board of trustees. The proposed Reorganization has been carefully reviewed and approved by each of the AIC Board and the JOHCM Board. The AIC Board recommends that you vote FOR the proposed Reorganization.

Will the portfolio management of the Target Fund change?

The Target Fund’s existing portfolio management team will serve as portfolio managers for the Acquiring Fund through a sub-advisory agreement between JOHCM USA and TSW. As the investment adviser to the Target Fund, TSW directly manages the Target Fund’s portfolio. The Acquiring Fund is a new series of the Acquiring Trust created specifically for the purpose of acquiring the assets and liabilities of the Target Fund. If the Reorganization is approved, JOHCM USA will serve as investment adviser to the Acquiring Fund. JOHCM USA, as investment adviser to the Acquiring Fund, will assume overall responsibility to manage the investment of the Acquiring Fund’s assets and will supervise the daily business affairs of the Acquiring Fund, subject to the supervision of the JOHCM Board. All of the current portfolio managers of the Target Fund will also serve as the portfolio managers of the Acquiring Fund, subject to the oversight of JOHCM USA and the JOHCM Board. Pendal US does not expect that the proposed Reorganization will result in a change in the level or quality of services shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund. In addition, the Acquiring Fund has a substantially similar investment objective and investment strategies and policies to those of the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund.

Who will bear the expenses associated with the Reorganization?

The costs of the solicitation related to the proposed Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the Target Fund Shareholders all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the operational costs associated with the proposed Reorganization, will be borne by JOHCM USA. JOHCM USA will pay these costs whether or not the Reorganization is consummated.

Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of selling portfolio securities necessary to effect the Reorganization; and (iii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These fees and expenses are however expected to be zero or otherwise de minimis, since (i) there is not expected to be any rebalancing of the Target Fund’s portfolio in connection with the Reorganization and (ii) given that the Target Fund’s portfolio consists only of U.S. equity securities and American Depositary Receipts, no stamp taxes or trading expenses are expected to be incurred in connection with the Reorganization. If the proposed Reorganization is approved, Pendal US does not expect that the Reorganization will result in a change in the level or quality of services that shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund. The proposed Reorganization has been carefully reviewed and approved by each of the AIC Board and the JOHCM Board.

What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of counsel to the effect that the proposed Reorganization will be tax-free (although there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such opinion). Accordingly, it is expected that no gain or loss will be recognized by the Target Fund or Target Fund Shareholders as a direct result of the Reorganization. Specifically, it is expected that the Target Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Fund. In addition, when shares held by Target Fund Shareholders are exchanged for Acquiring Fund Shares pursuant to the proposed Reorganization, it is expected that Target Fund Shareholders will recognize no gain or loss on the exchange, and that Target Fund Shareholders will have the same aggregate tax basis and holding period with respect to the shares of an Acquiring Fund as the shareholder’s tax basis and holding period in the Target Fund Shares immediately before the exchange. If, as expected, the Reorganization is tax-free, the Acquiring Fund will “inherit” the tax attributes of the dissolving Target Fund, including the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganization, Target Fund Shareholders may redeem Target Fund Shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Although not currently expected, the Target Fund may sell portfolio securities in connection with the Reorganization. Any capital gains recognized in these sales, after reduction by any available losses, will be distributed to shareholders as taxable distributions. See “Certain U.S. Federal Income Tax Consequences of the Reorganization – Sales of Portfolio Securities” for additional information.

For more detailed information about the tax consequences of the Reorganization please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganization” section below.

Has the Board of the Target Trust approved the proposed Reorganization?

The AIC Board has approved the Reorganization and the Plan and recommends that you vote in favor of the proposed Reorganization. The AIC Trustees believe that the proposed Reorganization is each in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund Shareholders will not be diluted as a result of the Reorganization.

As described in more detail below, Pendal US and the AIC Board have engaged in discussions regarding Pendal US’s desire to merge the Target Fund into the Acquiring Trust, which recently commenced operations in conjunction with the reorganization of a suite of JOHCM USA-managed funds into shell series of the Acquiring Trust. Pendal US believes that the proposed Reorganization, which will result in the Target Fund being housed in the same mutual fund trust as the other US mutual funds advised by JOHCM USA, is a logical step within this broader initiative. The proposed Reorganization will align management of the Target Fund’s portfolio with the overall operational management and oversight of the trust in which it is housed as well as compliance oversight, sponsorship and governance matters. Pendal US also believes that the proposed Reorganization will provide opportunities to increase the assets of the Target Fund through the established distribution network of JOHCM USA. For information regarding the factors that were considered by the AIC Trustees, please refer to the section entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization” in the enclosed Proxy Statement/Prospectus.

Pendal US proposed that the AIC Board approve the Reorganization in light of the foregoing benefits as well as, among other factors: the opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs, lower management fees paid by the Acquiring Fund, anticipated lower operating expenses for Target Fund Shareholders even before taking into account any expense waiver or expense reimbursement, the similarity in the Target Fund’s and Acquiring Fund’s investment objectives and strategies, that TSW, the adviser of the Target Fund, will be the sub-adviser of the Acquiring Fund and the expected continuation of day-to-day portfolio management from all of the Target Fund’s current portfolio managers, that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”), that JOHCM USA, and not the Target Fund or Acquiring Fund, would pay all costs associated with the Reorganization, other than certain costs specified in the Agreement and Plan of Reorganization (attached hereto as Appendix A) which are not expected to be incurred, and that the Reorganization would not result in the dilution of the Target Fund Shareholders’ interests. For information regarding the factors that were considered by the AIC Trustees, please refer to the section below entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization.”

How will the number of Acquiring Fund Shares that I will receive be determined?

As a Target Fund Shareholder, you will receive your pro rata share of the Acquiring Fund Shares received by the Target Fund in the Reorganization. The number of Acquiring Fund Shares that a Target Fund Shareholder will receive will be based on the net asset value (“NAV”) of such Target Fund Shareholder’s account relative to the NAV of the Target Fund, determined as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date. The Target Fund’s assets will be valued pursuant to the Acquiring Trust’s valuation procedures, determined as of immediately after the close of business on the last business day before the Closing Date (the “Valuation Date”). With respect to matters bearing on the valuation of the securities held by the Target Fund as of the date hereof, the Acquiring Trust’s valuation procedures are substantially similar to the valuation procedures of the Target Trust. The total value of your holdings should not change as a result of the Reorganization.

How do the fees of the Acquiring Fund compare to those of the Target Fund?

Shareholders of the Target Fund can expect to experience lower fees and expenses as a result of the Reorganization. The Reorganization will result in a reduction of the Target Fund’s contractual Management Fee from 0.75% to 0.58% and is expected to result in a reduction of gross annual operating expenses from 1.90% (prior to the application of a voluntary waiver) to 0.98% and a reduction in net annual operating expenses from 1.90% (prior to the application of a voluntary waiver) to 0.75%. Taking into account a voluntary fee waiver/expense reimbursement, the Target Fund’s current net operating expenses are 1.20% (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses).

Neither the Target Fund nor Institutional Class shares of the Acquiring Fund have adopted a distribution plan under Rule 12b-1.

For more details, please see “Comparison of Fee Tables” and “Comparison of Investment Advisers and Other Service Providers” below.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?

No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganization, which means that the aggregate value of Acquiring Fund Shares issued to you in the Reorganization will be equal to the aggregate value of the Target Fund Shares you own immediately prior to the relevant Reorganization. Purchases of additional shares of any class of the Acquiring Fund are not subject to front-end sales charges.

Please see the sections entitled “Comparison of Fee Tables,” and “Comparison of Purchase, Redemption and Exchange Procedures” below for more information.

How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of their Target Fund?

The share purchase, redemption, and exchange procedures of the Acquiring Fund are similar to those of the Target Fund, except for differences in the applicable class eligibility requirements. For more information concerning the share purchase, redemption and exchange procedures of the Target Fund and the Acquiring Fund, please see the “Comparison of Purchase, Redemption and Exchange Procedures” section below.

Are the investment objective and strategies of the Acquiring Fund similar to the investment objective and strategies of their Target Fund?

The investment objective, investment strategies and policies of the Acquiring Fund are substantially similar to those of the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund.

The Reorganization is not expected to result in any material change in the Target Fund’s portfolio or the manner in which it is managed.

For a detailed comparison of the Target Fund’s and Acquiring Fund’s investment objectives and strategies and a discussion of certain differences, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?

The fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar to one another, and include certain investment policies required by the 1940 Act. For more information about the Funds’ fundamental investment policies, see the section below entitled “Comparison of Fundamental and Non-Fundamental Investment Policies.”

Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?

The principal risks of the Acquiring Fund are substantially similar to those of the Target Fund. For a detailed comparison of the Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

How many votes am I entitled to cast?

As a shareholder of the Target Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund on the record date of September 29, 2021 (the “Record Date”). Completion of the Reorganization is conditioned on the approval of the Reorganization by the Target Fund Shareholders.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope, or by attending the virtual Meeting. You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card and following the recorded instructions or by Internet by going to the website printed on your Proxy Card and following the instructions. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call 1-800-932-7781.

What are the quorum and approval requirements for the Reorganization?

A quorum is required for shareholders of the Target Fund to take action at the Meeting. The organizational documents of the Target Fund provide that holders of at least a majority of the total number of shares of the Target Fund that are entitled to vote constitutes a quorum for purposes of voting on proposals at a meeting of the Target Fund’s shareholders. Approval of the Proposal requires a “majority of the outstanding voting securities” within the meaning of Section 2(a)(42) of the 1940 Act, which requires the affirmative vote of 67% or more of the voting securities present at the virtual Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

With respect to the Proposal, if there are not sufficient votes to approve the Proposal or to achieve a quorum by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes. The vote of a majority of shares present at the Meeting with respect to the Proposal, with or without a quorum, shall be sufficient for adjournments with respect to the Proposal. To facilitate the receipt of a sufficient number of votes, additional action may be needed. A significant percentage of the outstanding shares of the Target Fund are held by accounts over which TSW holds discretionary voting authority. TSW’s voting authority covered approximately 72.4% of the Target Fund’s shares as of September 30, 2021. In order to address any potential perception as to conflicts of interest, TSW intends to vote those shares in accordance with the recommendation of Institutional Shareholder Services (“ISS”). Pendal US anticipates that an ISS recommendation would significantly increase the likelihood of approval. AST Fund Solutions, a proxy solicitation firm, or other persons who are affiliated with Pendal US, the Target Trust, the Acquiring Trust or their affiliates, may contact you by mail or telephone. While the presence of shares over which TSW holds voting discretion significantly simplifies the process of reaching a quorum (see discussion above as to TSW’s voting), we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

Effective July 22, 2021, Pendal Group Limited closed its acquisition of 100% of the equity interest in TSW (the “Transaction”). The Transaction resulted in the automatic termination of TSW’s advisory agreement with the Target Fund. The AIC Board approved an interim investment advisory agreement between TSW and the Target Trust, on behalf of the Target Fund (the “Interim Advisory Agreement”), pursuant to which TSW continues to serve as the Target Fund’s investment adviser. The Interim Advisory Agreement became effective on July 22, 2021 and will continue in force for a period of up to 150 days. The Interim Advisory Agreement is substantially similar to the previous investment advisory agreement between TSW and the Target Trust, on behalf of the Target Fund, except with respect to the term of the agreement, termination provisions, and that the fees payable to TSW under the Interim Advisory Agreement are paid into an interest bearing escrow account, which will be released if shareholders approve the Reorganization. The 1940 Act requires that a new investment advisory agreement of a registered investment company be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract, subject to certain conditions. If the shareholders of the Acquiring Fund do not approve the Reorganization within 150 days of the close of the Transaction, then the Interim Advisory Agreement will terminate. At that point, the AIC Board may take any further action it deems to be in the best interest of the Acquiring Fund and its shareholders.

Voting your shares immediately will help prevent the need to call you and solicit your vote.

COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

Comparison of Fee Tables and Expense Examples

The tables below allow Target Fund Shareholders to compare the sales charges, management fees and expense ratios of the Target Fund with the Acquiring Fund and to analyze the estimated expenses that the Acquiring Fund expects to bear following the Reorganization. Annual Fund Operating Expenses are paid by the Fund. They include management fees, administrative costs, sub-transfer agency expenses, and distribution and administrative services fees, if applicable, including pricing and custody services. For the Acquiring Fund, Annual Fund Operating Expenses (and related Example Expenses) are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below are based on expenses for the twelve-month period ended October 31, 2020 for the Target Fund. The numbers provided in the following expense tables and examples for the Acquiring Fund are estimates because the Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued following the Reorganization may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Comparison of TS&W Equity Portfolio and TSW Large Cap Value Fund

	Target Fund	Acquiring Fund (Pro Forma Combined)
		Institutional Class Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee[1]	1.00%	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.58%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	1.13%	0.38%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.90%	0.98%
Fee Waivers and Reimbursements[2]	0.00%	0.23%
Total Annual Fund Operating Expenses[3]	1.90%	0.75%

[1]	The Redemption Fee is expressed as a percentage of the amount redeemed, if redeemed within sixty days of purchase.
[2]	The Target Fund and Acquiring Fund expense limitation arrangements are:

Target Fund Expense Cap	Target Fund Expense Cap Expiration	Acquiring Fund Class	Acquiring Fund Expense Cap	Acquiring Fund Expense Cap Expiration
Voluntary cap at 1.20% of average daily net assets.	Can be discontinued at the discretion of TSW.	Institutional	Contractual cap at 0.73% of average daily net assets.	January 31, 2023

TSW has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Target Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.20%, of the average daily net assets of the Target Fund. TSW does not have the ability to recapture previously waived fees or reimbursed expenses. JOHCM USA, in the case of the Acquiring Fund, has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) attributable to Institutional Class shares exceed 0.73% through January 31, 2023. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed either the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees of the Acquiring Trust at any time and will terminate automatically upon termination of the Acquiring Fund’s investment advisory agreement.

[3]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Target Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Target Fund, and exclude Acquired Fund Fees and Expenses.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Fund have been calculated on a pro forma basis assuming consummation of the Reorganization. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Fund and Acquiring Fund operating expenses remain the same. The contractual expense limitation for the Acquiring Fund is reflected only in the 1 year example of the Acquiring Fund. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

TS&W Equity Portfolio

(Target Fund)

1 Year	3 Years	5 Years	10 Years
$193	$597	$1,026	$2,222

TSW Large Cap Value Fund (pro forma combined)

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$77	$289	$519	$1,180

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least three years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

Comparison of Investment Objectives, Strategies and Risks

For the Reorganization, additional comparative information regarding the Target Fund and Acquiring Fund, including information with respect to the Funds’ investment objectives, investment policies, principal investment strategies, principal risks, management, and performance, is provided below. The below table shows the Target Fund’s and Acquiring Fund’s investment objective as well as a redline showing differences in the Funds’ summary principal investment strategy disclosure. In each redline, deleted text is shown in red strikethrough and added text is shown in blue underline. Further information about the Target Fund’s and Acquiring Fund’s respective investment objectives, strategies and risks is contained in the Target Fund Prospectus and SAI and the Acquiring Fund Prospectus and SAI. The Acquiring Fund’s Prospectus and SAI are on file with the SEC. The Target Fund’s Prospectus and Acquiring Fund’s Prospectus are also incorporated herein by reference. For information regarding how to request copies of the SAIs related to either the Target Fund’s Prospectus or the Acquiring Fund’s Prospectus, please refer to pages ii – iii of this Proxy Statement/Prospectus.

The Target Fund and the Acquiring Fund:

•	Are structured as series of an open-end management investment company.

•	Have substantially similar investment objectives.

•	Have substantially similar fundamental investment policies.

•	Have substantially similar principal investment strategies, and are expected to invest all or substantially all of their respective assets in the same investments.

•	Have substantially similar principal risks.

•	Have the same portfolio management team

•	Have similar policies for purchasing and redeeming shares.

Comparison of Fund Performance (all Target Fund)

If the Reorganization is approved, the Acquiring Fund will assume and continue the performance history of the Target Fund. The Acquiring Fund has no performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance Information” section of the Target Fund Prospectus, which is incorporated herein by reference.

Comparison of TS&W Equity Portfolio and TSW Large Cap Value Fund

	Target Fund: TS&W Equity Portfolio	Acquiring Fund: TSW Large Cap Value Fund	Notes
Investment Objectives	The Fund seeks maximum long-term total return, consistent with reasonable risk to principal~~, by investing in a diversified portfolio of common stocks of relatively large companies~~.		While some differences exist as to the Target Fund’s and Acquiring Fund’s drafting of disclosure language and/or adoption of formal investing policies, the investment objectives are substantially similar.

	Target Fund: TS&W Equity Portfolio	Acquiring Fund: TSW Large Cap Value Fund	Notes
Principal Investment Strategy

The Fund invests, under normal circumstances, ~~the Fund seeks to achieve its investment objective by investing~~ at least 80% of its assets (net assets~~,~~ plus the amount of ~~any~~ borrowings for investment purposes~~,~~) in equity securities~~. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders~~ of companies with large market capitalizations. The Fund considers a company’s market capitalization to be large if it equals or exceeds that of the smallest company in the Russell 1000 Index (approximately $3.6 billion as of June 30, 2021). The Fund will generally invest primarily in a diversified portfolio of common stocks ~~of companies that are relatively large in terms of revenues and assets~~. Although the Fund will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or market capitalization. The Fund ~~will emphasize common stocks, but may also invest in other types of equity securities. The Fund~~ may invest up to 20% of its total assets in American Depositary Receipts (“ADRs”), which are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges.

~~In selecting investments for the Fund, Thompson, Siegel & Walmsley LLC (“TSW” or the “Adviser”) uses a combination of quantitative screening and qualitative research to seek to identify companies that are trading at a discount to their intrinsic value based on TSW’s assessment of a company’s future cash flows and catalysts that may reduce the discount within the next several years, and that have an attractive risk/return profile.~~

The Fund utilizes a bottom-up, business-focused approach based on careful study of individual companies and competitive dynamics of the industries in which they participate. TSW strives to identify companies that are well managed, financially sound, fast growing, and strongly competitive and whose shares are underpriced relative to their intrinsic value. The portfolio managers intend, under normal circumstances, to have approximately 30-70 equity securities in the Fund’s portfolio.

~~TSW’s analysts perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of 30-70 stocks is selected as a result of this process.~~

The summary principal investment strategies are substantially similar, though the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund. The Acquiring Fund has, for example, chosen to explicitly reference its ability to invest in REITs and derivatives in its principal investment strategy disclosure, although this is not intended to indicate a change in the way the Fund is managed. The Acquiring Fund has also adopted, consistent with Rule 35d-1 under the 1940 Act, a policy generally to invest 80% of its assets in large-cap companies (as defined in the strategy), although this, too, is not intended to reflect a difference in the way the Acquiring Fund is managed compared to the Target Fund. The Acquiring Fund expects to undertake to provide 60 days’ notice to any change to its Rule 35d-1 policy elsewhere in its registration statement disclosure.

Target Fund: TS&W Equity Portfolio	Acquiring Fund: TSW Large Cap Value Fund	Notes

Pursuant to a value investing philosophy, the Fund seeks to invest in securities Thompson, Siegel & Walmsley LLC (“TSW” or the “Subadviser”) believes provide a discount (or “margin of safety”) between a security’s price and what TSW believes to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). In order to first narrow the Fund’s investment universe, the portfolio managers use quantitative tools linked to a variety of relative value assessments (including cash flow, earnings and share price). Next, the portfolio managers combine fundamental research and qualitative analysis to make individual security selections. The portfolio managers seek to invest in the best risk-reward candidates within the investment universe, defined as companies that they believe have both attractive fundamentals (for example, a company’s revenues, earnings, or management) and are undervalued. The portfolio managers also assess a company’s future cash flows, catalysts that may reduce its intrinsic value within the next several years and potential impacts on expected returns.

TSW may sell a security if (i) the company’s earnings are significantly below market expectations or there is a significant downward revision to the company’s estimated earnings, (ii) TSW believes that the company’s ~~catalyst is~~catalyst(s) to close its price to value gap are achieved or ~~is~~are no longer valid, (iii) there is a change in the company’s risk/return profile, or (iv) TSW identifies a more attractive investment opportunity. Consistent with the Fund’s rigorous investment selection process, the portfolio managers may determine not to reinvest sale proceeds or other available cash immediately, instead holding positions in cash and cash equivalents, including money market funds, potentially to a material degree relative to the net assets of the Fund, while examining and awaiting available investment opportunities.

The Fund may invest in real estate investment trusts (REITs). Although the Fund does not invest in derivative instruments currently, it may do so at any time.

Comparison of Principal Risks

As with all mutual funds, there is no guarantee that the Target Fund or the Acquiring Fund will achieve its investment objective. You could lose money by investing in the Target Fund or the Acquiring Fund. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A share of the Target Fund or the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Although the Funds describe a subset of the principal investment risks somewhat differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are substantially identical because the Funds have identical or substantially identical investment objectives and substantially similar investment strategies, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund Prospectus. The following principal risk factors are disclosed in the Target Fund Prospectus and are also disclosed (using slightly different language) as principal risk factors by the Acquiring Fund in the Acquiring Fund Prospectus.

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Foreign and Emerging Markets Risk. Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States.

In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

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Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

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Value Investing Risk. Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the Adviser’s assessment of a company is inaccurate, or if the market does not recognize the value of a company, the price of its stock may fail to meet expectations and the Fund’s share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

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Use of Derivatives. The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The following principal risk factors are disclosed in the Acquiring Fund’s summary prospectus, but are not included as principal risk factors in the Target Fund’s summary prospectus:

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Management Risk. The Adviser or Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated.

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Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

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Participatory Notes Risk. P-notes, which are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions, represent interest in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is risk that the entity issuing the note may not be able to honor its financial commitments. The liquidity of a P-note reflects the liquidity in the underlying security. At times, it may be more illiquid than trading the underlying security as broker selection is restricted to the underwriter of the P-note.

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Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

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Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

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Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

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Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative, or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

•	REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT investments.

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Long-Term Investment Strategy Risk. The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.

Comparison of Fundamental and Non-Fundamental Investment Policies

The Target Fund and the Acquiring Fund have substantially similar fundamental investment restrictions, such that the Reorganization will not result in any material differences in the way the Target Fund has been managed and the way the Acquiring Fund will be managed after the Reorganization occurs. As required by the 1940 Act, each of the AIC Trust and Acquiring Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, purchasing commodities and purchasing securities consistent with the maintenance of the status of a “diversified” investment company, as shown in the below table. Further information about the Fund’s fundamental and non-fundamental investment restrictions are contained in the

Target Fund’s and Acquiring Fund’s SAIs, which are on file with the SEC. For information regarding how to request copies of the SAIs related to either the Target Fund Prospectus or the Acquiring Fund’s Prospectus, please refer to pages ii – iii of this Proxy Statement/Prospectus.

	Target Fund	Acquiring Fund
Fundamental	The Fund will not:	The Fund may:
Investment
Policies	ª Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This	1. Borrowing Money. Borrow money to the extent consistent with applicable law, regulation or order from time to time.
	restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.	2. Senior Securities. Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

	ª Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and SAI as they may be amended from time to time.	3. Underwriting. Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.
4. Real Estate. Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

	ª Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.	5. Commodities. Invest in commodities to the extent consistent with applicable law, regulation or order from time to time.
6. Loans. Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

	ª Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.	7. Concentration. Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase a

ª Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Target Fund	Acquiring Fund
ª Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

ª Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

ª Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

The Target Fund and the Acquiring Fund have different non-fundamental investment policies, as indicated in the table below. A “non-fundamental” investment policy is one that may be changed without a shareholder vote. Pendal US does not anticipate that any of the differences in the non-fundamental investment policies of the Target Fund and Acquiring Fund will result in material differences in the way the Funds have been managed and the way the Acquiring Fund will be managed after the Reorganization occurs.

	Target Fund	Acquiring Fund
Non-	The Fund may:
Fundamental Investment Policies	ª Not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities)	The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of companies with large market capitalizations.

Target Fund	Acquiring Fund
if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets

ª Not borrow money, except that: (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed);

(2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

ª Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

ª Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

ª Invest in the securities of foreign issuers.

Target Fund	Acquiring Fund
ª Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

ª Write covered call options and may buy and sell put and call options.

ª Enter into repurchase agreements.

ª Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 331/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

ª Sell securities short and engage in short sales “against the box.”

ª Enter into swap transactions.

ª Not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that are relatively large in terms of revenues and assets, and a market capitalization that exceeds $3 billion at time of purchases without 60 days’ prior written notice to shareholders.

The foregoing percentages apply at the time of purchase.

Comparison of Portfolio Turnover

The Target Fund’s portfolio turnover for their most recent fiscal year ended October 31, 2020 was 64%.

The Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Acquiring Fund’s portfolio turnover rate will likely be similar to that of the Target Fund.

Comparison of Fund Performance

If the Reorganization is approved, the Acquiring Fund will assume and continue the performance history of the Target Fund. The Acquiring Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance Information” section of the Target Fund Prospectus, which is incorporated herein by reference. As of September 30, 2021, the Target Fund’s annualized calendar year-to-date return was 1.12%.

Comparison of Investment Advisers and Other Service Providers

Investment Advisers

JOHCM USA, serves as the investment adviser to the Acquiring Fund. JOHCM USA is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As adviser to the Acquiring Fund, subject to the JOHCM Board’s supervision, JOHCM USA continuously reviews, supervises, and administers the Acquiring Fund’s investment program and oversees the Acquiring Fund’s sub-adviser. JOHCM USA also ensures compliance with the Acquiring Fund’s investment policies and guidelines. As of September 30, 2021 JOHCM USA had approximately $17.24 billion in assets under management.

Thompson, Siegel & Walmsley LLC (“TSW”) serves both as the investment adviser to the Target Fund and as the investment sub-adviser to the Acquiring Fund. TSW was founded in 1969 and is a Delaware limited liability company. TSW’s principal place of business is 6641 West Broad Street, Ste. 600, Richmond, VA 23230. As adviser to the Target Fund, subject to the AIC Board’s supervision, TSW continuously reviews, supervises, and administers the Target Fund’s investment program. TSW also ensures compliance with the Target Fund’s investment policies and guidelines. As of September 30, 2021, TSW had approximately $38.29 million in assets under management.

For its services as investment adviser to the Acquiring Fund, JOHCM USA is entitled to receive an investment advisory fee annually of 0.58% of the average daily net assets of the Acquiring Fund. Pursuant to JOHCM’s sub-advisory agreement with TSW, JOHCM USA pays TSW a sub-advisory fee annually of 43% of the average daily net assets of the Acquiring Fund. The Acquiring Fund does not make payments directly to TSW for TSW’s sub-advisory services.

Portfolio Managers

The co-portfolio managers for the Acquiring Fund will be the same as the current co-portfolio managers of the Target Fund:

Brett P. Hawkins, CFA, Chief Investment Officer and Co-Portfolio Manager of TSW, has managed the Target Fund since 2015.

Bryan F. Durand, CFA, Co-Portfolio Manager and Research Analyst of TSW, has managed the Target Fund since 2019.

For more information about the management of the Target Fund, please refer to the “Investment Management” section of the Target Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Target Fund’s SAI, which is incorporated herein by reference. A discussion regarding the basis for the AIC Board’s approval of the investment advisory agreement for the Target Fund is available in the Target Fund’s most recent semi-annual report to shareholders, which is incorporated herein by reference.

For more information about the management of the Acquiring Fund, please refer to the “Management of the Funds” section of the Acquiring Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Acquiring Fund’s SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. A discussion regarding the basis for the JOHCM Board’s approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s first annual or semiannual report to shareholders following commencement of operations.

Administrator, Transfer Agent, and Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Acquiring Fund’s Administrator, Fund Accounting Agent, Transfer Agent, and Custodian.

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Target Fund’s Administrator.

DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105 serves as the Target Fund’s Transfer Agent.

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Target Fund’s Custodian.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker, Chicago, Illinois 60606, is the independent registered public accounting firm that serves as the Acquiring Fund’s independent registered public accounting firm. PwC performs an annual audit of the Fund’s financial statements and provides audit and tax services.

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Target Fund.

Comparison of Share Classes and Distribution Arrangements

As shown below, the Target Fund will be reorganized into the Acquiring Fund, whereby Target Fund Shareholders will be issued Institutional Class Shares of the Acquiring Fund. The following section describes the different distribution arrangements and eligibility requirements of the Funds.

Distribution of Target Fund and Acquiring Fund Shares

JOHCM Funds Distributors, LLC (“JOHCM FD”), a wholly-owned subsidiary of Foreside Financial Group, LLC (“Foreside”), a registered broker-dealer dedicated to US marketing and distribution of pooled funds advised by JOHCM USA, including the Acquiring Trust, located at 3 Canal Plaza, Suite 100 Portland, Maine 04101, serves as principal underwriter for the Acquiring Fund pursuant to a written agreement. JOHCM FD provides services only to the Acquiring Trust.

SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as the principal underwriter of the Target Fund pursuant to a written agreement.

Class Structure

Whereas the Target Fund offers a single undesignated class of shares, the Acquiring Fund offers Institutional Class, Advisor Class, Investor Class, and Class Z Shares.

In connection with the Reorganization, shareholders of the Target Fund will receive Institutional Shares of the Acquiring Fund. Shareholders of the Target Fund at the time of Reorganization will receive Institutional Class shares regardless of whether they meet the Acquiring Fund’s eligibility criteria and will be permitted to make subsequent purchases regardless of whether they meet the Acquiring Fund’s eligibility criteria at the time of such future purchases. The Fund does not impose any minimum on subsequent purchases of Institutional Class shares.

The eligibility requirements, distribution and service fees and sales charges of the Target Fund and Acquiring Fund are further described, and the material differences are highlighted, in the following sub-sections.

Eligibility requirements.

Eligible Institutional Class investors of the Acquiring Fund primarily include:

•	individuals and institutional investors with a minimum initial investment of $1,000,000;

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employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Acquiring Fund or the Acquiring Fund’s Distributor to offer such shares though an investment platform;

•	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian.

•	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

•

officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of the Target Fund and JOHCM USA, and its subsidiaries and affiliates;

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Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between JOHCM FD and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•

Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Acquiring Fund’s shares are acquired has an agreement with JOHCM FD.

•	Other investors for which the Fund or JOHCM FD has pre-approved the purchase.

To purchase shares of the Target Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for spousal IRAs). Subsequent investments must be made in amounts of at least $100. The Fund may accept investments of smaller amounts in its sole discretion.

Additional information about the eligibility requirements to purchase the Target Fund’s and the Acquiring Fund’s shares is available in their respective Prospectuses and SAIs.

Sales Charges.

None of the shares of the Target Fund or Acquiring Fund are subject to any front-end sales charges or CDSC. The Target Fund has a 1.00% Redemption Fee (expressed as a percentage of the amount redeemed, if redeemed within sixty days of purchase). The Acquiring Fund does not have a redemption fee.

Distribution Plans and Service Plans.

Shareholders of the Acquiring Fund are expected to receive shareholder services substantially similar to those currently received by shareholders of the Target Fund.

Neither the Target Fund Shares nor Institutional Class Shares of the Acquiring Fund bear a 12b-1 fee. JOHCM USA proposes to arrange for the engagement of third-party service providers (“Financial Intermediaries”) to provide personal services, accounting, sub-accounting, recordkeeping and/or other administrative services (commonly referred to a “Sub-Transfer Agency Services”) to Institutional Class shareholders of the Acquiring Fund and to assist the Acquiring Fund in monitoring and overseeing such Financial Intermediaries. In the first instance, JOHCM USA or JOHCM FD will be responsible for making payments to Financial Intermediaries for Sub-Transfer Agency Services. JOHCM USA proposes that the Acquiring Fund be added to the Acquiring Trust’s Sub-Transfer Agency Services Agreement with JOHCM USA, under which the Acquiring Fund will agree to reimburse JOHCM USA (or its designee) for payments JOHCM USA (or its designee) makes to Financial Intermediaries for Sub-Transfer Agency Services provided to beneficial owners of Institutional Class Shares of the Acquiring Fund.

Comparison of Purchase, Redemption and Exchange Procedures

Purchase Procedures

The purchase procedures employed by the Target Fund and the Acquiring Fund are similar. The Target Fund and the Acquiring Fund both offer shares through their respective distributors on a continuous basis. Shares of the Target Fund and the Acquiring Fund may be purchased directly from the Funds or through authorized brokers or financial intermediaries. The purchase price of each share of the Target Fund and the Acquiring Fund is based on the net asset value next determined after the order is received in proper form by the Target Fund or Acquiring Fund or their respective agents. Purchases of shares of the Target Fund and the Acquiring Fund may be made by mail or telephone.

Additional information regarding the purchase procedures of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. Additional information regarding the Target Fund and the Acquiring Fund can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Investment Minimums

Shares of the Target Fund and Institutional Shares of the Acquiring Fund require a minimum initial investment.

The minimum investment requirements for shares of the Target Fund and Institutional Shares of the Acquiring Fund are set forth below:

Class Name	Investment Minimums

Target Fund Shares	Initial – $2,500 ($500 for IRAs and $250 for spousal IRAs) Subsequent – $100

Institutional Class Shares (Acquiring Fund)	Initial – $1,000,000 Subsequent – None

Minimum investment requirements do not apply to Acquiring Fund shares received in the Reorganization or to purchases by officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code), of the Funds and the their respective advisers. If you purchase shares through an intermediary, different minimum account requirements may apply. Each of the Target Fund and Acquiring Fund may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion.

Redemption Procedures

The redemption procedures employed by the Target Fund and the Acquiring Fund are similar. Shareholders of both the Target Fund and the Acquiring Fund may redeem all or part of their investment in a Fund on any day that the Fund is open for business. Generally, both the Target Fund and the Acquiring Fund forward redemption proceeds as promptly as possible, but no later than seven days, with certain limited exceptions. The Target Fund and the Acquiring Fund both make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Target Fund and the Acquiring Fund reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in-kind). The Acquiring Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

Additional information regarding the redemption procedures of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. Additional information regarding the Target Fund and the Acquiring Fund can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Frequent or Short-Term Trading Policies

The Target Fund and the Acquiring Fund each have policies and procedures to discourage excessive or short-term trading. The Target Fund and Acquiring Fund reserve the right to eliminate its exchange privilege (if applicable), or otherwise reject or limit any order to purchase shares, if, in the Funds’ judgment, the Fund would potentially be adversely affected by such exchanges. A further description of the Target Fund’s and the Acquiring Fund’s policies related to deterring excessive short-term trading activity can be found in their respective Prospectuses. Additional information regarding the Target Fund and the Acquiring Fund can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies

Normally, both the Target Fund and the Acquiring Fund distribute their net investment income, if any, quarterly and make distributions of their net realized capital gains, if any, at least annually. With respect to both the Target Fund and the Acquiring Fund, all income and capital gain distributions are automatically reinvested in additional shares of the applicable Fund, unless you request in writing a payment in cash.

Additional information regarding the dividend and distribution policies of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. Pages ii-iii of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectuses.

Fiscal Years

The fiscal year end for the Target Fund is October 31. The fiscal year end for the Acquiring Fund is September 30.

Comparison of Business Structures, Shareholder Rights and Applicable Law

As noted above, both the Target Trust and the Acquiring Trust are organized as Massachusetts Business Trusts pursuant to the laws of the Commonwealth of Massachusetts. Prior to the Closing Date, there will be no issued and outstanding shares of the Acquiring Fund. The following is a discussion of certain provisions of the governing instruments and governing laws of the Target Fund and the Acquiring Fund. Shareholders should note, among other differences, differences discussed below with respect to shareholders’ ability to call shareholder meetings, shareholders’ ability to bring derivative actions, and quorum for shareholder meetings. The below is not a complete description of the Funds’ governing instruments or relevant governing laws. Further information about the Funds’ governance structure is contained in the Funds’ shareholder reports and governing documents.

Shares. The trustees of the Target Trust (the “AIC Trustees”) and the trustees of the Acquiring Trust Funds Trust (the “Acquiring Trustees”) each have the power to issue shares of the respective Funds without shareholder approval. The governing documents of the Target Fund and Acquiring Fund indicate that the amount of shares that the Target Fund and Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.

Organization. The Target Trust and the Acquiring Trust are each governed by their respective Declarations of Trust and Bylaws, and each trust’s business and affairs are managed under the supervision of its respective Board of Trustees. The Target Trust is governed by its Amended and Restated Agreement and Declaration of Trust (the “AIC Declaration”) and its Second Amended and Restated Bylaws (the “AIC Bylaws”), each as may be amended, and the Acquiring Trust is governed by its Amended and Restated Agreement and Declaration of Trust (the “JOHCM Declaration” and, together with the AIC Declaration, the “Declarations”) and its Amended and Restated Bylaws (the “JOHCM Bylaws”), each as may be amended.

Composition of the Board of Trustees. Pursuant to the AIC Declaration, the AIC Board shall consist of Trustees each of whom shall hold office during the lifetime of the Target Trust until the Trustee dies, resigns, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing AIC Trustees and until the election and qualification of the Trustee’s successor.

The JOHCM Declaration provides that the Acquiring Trustees may from time to time fix the number of Acquiring Trustees or fill vacancies in the Acquiring Trustees, including vacancies arising from an increase in the number of Acquiring Trustees, and that each Acquiring Trustee shall hold office for the lifetime of the

Acquiring Trust or until such Acquiring Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Acquiring Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of the Acquiring Trustee’s successor.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Target Fund and the Acquiring Fund are not required to hold annual meetings of shareholders, and neither the Target Trust nor the Acquiring Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office may call a shareholder meeting for the election of trustees.

The AIC Bylaws provide that special meetings of shareholders may be called by the AIC Trustees. The AIC Bylaws also provide that meetings of shareholders may be called at any time by the AIC Trustees or the president, or by the shareholders if shareholders holding at least 25% of all shares submit a written application for such meeting and it was not called for a period of 30 days. Each call of a meeting must state the place, hour and purposes of the meeting. The AIC Declaration provides that shareholders may remove an AIC Trustee upon the vote of a majority of the shares entitled to vote, with or without cause.

The JOHCM Bylaws provide that shareholder meetings may be called by a majority of Acquiring Trustees, by the secretary of the Acquiring Trust, or by other officers authorized by the Acquiring Trustees when ordered to do so by a majority of Acquiring Trustees. Shareholder meetings shall also be called by order of the Acquiring Trustees at the request of shareholders if and to the extent provided by the JOHCM Declaration or by applicable law. The Acquiring Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Acquiring Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Acquiring Trustees, or any proper committee thereof.

Number of Votes; Aggregate Voting. The governing instruments of both the Target Trust, with respect to the Target Fund, and the Acquiring Trust, with respect to the Acquiring Fund (collectively, the “Governing Instruments”), provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Shareholders of the Target Fund and the Acquiring Fund are not entitled to cumulative voting in the election of trustees. The Governing Instruments provide that all shares shall be voted together, except when the matter affects the interests of one or more series (or classes), and then only the shareholders of the affected series (or classes) are entitled to vote.

Derivative Actions. Under the JOHCM Declaration, a shareholder may only bring derivative action on behalf of the Acquiring Trust if the shareholder first makes a pre-suit demand upon the JOHCM Board. The demand will not be excused under any circumstances, including claims of alleged interest on the part of the Acquiring Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Acquiring Trust or series or class of shares would otherwise result. The demand must be mailed to the secretary of the Acquiring Trust at the Acquiring Trust’s principal office and must set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder(s) to support the allegations made in the demand. The JOHCM Board will consider the demand within 90 days of its receipt by the Acquiring Trust. In their sole discretion, the JOHCM Board may submit the matter to a vote of shareholders of the Acquiring Trust. Any decision by the JOHCM Board to bring, maintain or settle (or not to bring, maintain or settle) a derivative action, or to submit the matter to a vote of shareholders is binding upon the shareholders.

The AIC Declaration does not limit the ability of shareholders to bring derivative actions on behalf of the Target Trust.

Right to Vote. The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors

(under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of the Target Fund and Acquiring Fund also have the right to vote on certain matters affecting the Target Fund and the Acquiring Fund, respectively, or a particular share class thereof under their respective governing instruments and laws of the Commonwealth of Massachusetts. Shareholders of the Target Trust have the right to vote: (1) for the election or removal of AIC Trustees; (2) on matters required under the 1940 Act; (3) on any merger or reorganization of the Target Trust or the Acquiring Fund to the extent required under the AIC Declaration; (4) on amendments to the AIC Declaration, except that amendments which may affect the holders of shareholders of one more series but not all holders shall be authorized only by a vote of the shareholders of the affected series or classes; (5) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Trust or the shareholders, and (6) on such additional matters as may be required by the AIC Declaration, the AIC Bylaws, the 1940 Act, or any registration statement of the Target Trust. Acquiring Fund shareholders have the right to vote (1) for the election of Acquiring Trustees; (2) for the removal of Acquiring Trustees; (3) with respect to any manager or sub-adviser to the extent required by the 1940 Act; (3) with respect to the termination of the Acquiring Trust or any series or class of shares (unless termination is effected by written notice from the Acquiring Trustees); (4) with respect to amendments to the JOHCM Declaration which may adversely affect the rights of shareholders; and (5) with respect to such additional matters relating to the Acquiring Trust as may be required by law, the JOHCM Declaration, the JOHCM Bylaws or any registration of the Acquiring Trust with the SEC (or any successor agency) or any state, or as the Acquiring Trustees may consider necessary or desirable.

Quorum and Voting. For both the Target Trust and the Acquiring Trust, if an approval is required by the 1940 Act, then, except for the election of trustees, a 1940 Act Majority is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote. For the Target Trust, a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting. Except as otherwise provided by the 1940 Act, for the Target Trust, shareholder action is generally taken by a quorum, which shall be a majority of shares entitled to vote, except for the election of AIC Trustees, which requires a plurality. Except as otherwise provided by the 1940 Act or other applicable law, for the Acquiring Trust, 30% of the outstanding shares entitled to vote present or represented by proxy constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Acquiring Trustees.

Amendment of Governing Instruments. Except as described below, the AIC Board and the JOHCM Board each have the right to amend, from time to time, their respective governing instruments. The AIC Bylaws may be amended or repealed, in whole or part, by a majority of the AIC Trustees then in office at any meeting of the AIC Trustees, or by one or more writings signed by a majority of AIC Trustees. The JOHCM Bylaws may be amended or repealed by a majority of the Acquiring Trustees then in office. The JOHCM Bylaws may not be amended by shareholders.

Generally, the AIC Declaration may be amended at any time by an instrument in writing signed by a majority of the then AIC Trustees when authorized to do so by a vote of shareholders holding a majority of shares entitled to vote, except that an amendment which will affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes of shares shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected, and no vote of shareholders of a series or class not affected is required. The AIC Declaration may be amended to change the name of the Target Trust or to supply an omission, cure an ambiguity, or correct or supplement defective or inconsistent information without shareholder authorization.

For the Acquiring Fund, the JOHCM Declaration may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the JOHCM Board and; provided, however, that no restatement or amendment may be made to the JOHCM Declaration or JOHCM Bylaws that would (i) impair the exemption from personal liability of the shareholders, former shareholders, trustees or former trustees, (ii) permit assessments upon shareholders of the Acquiring Trust, or (iii) limit the rights to indemnification under the JOHCM Declaration. An amendment which in the determination of the Acquiring Trustees shall affect the holders of one or more series but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the shares of such affected series or class outstanding and entitled to vote, and no vote of shareholders of a series or class not determined by the Acquiring Trustees to be affected shall be required.

Mergers, Reorganizations and Conversions. The governing instruments of the Target Trust provide that any series of the Target Trust, created on or after November 11, 1996, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with any other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to be approved upon such terms and conditions as specified in an agreement and plan of reorganization authorized and approved by the AIC Trustees and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by a vote of a majority of AIC Trustees then in office, without the approval of the shareholders of any series.

The governing instruments of the Acquiring Trust provide that Acquiring Trustees may cause an Acquiring Fund to (i) merge, consolidate or reorganize with any other entity (including another series or class of the Acquiring Trust) or (ii) sell or exchange all or substantially all of the assets of the Acquiring Trust or of any series or class. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the Acquiring Trustees then in office without the approval of shareholders of the Acquiring Trust or relevant series.

Termination of a Fund. The Target Trust may be terminated at any time by vote of shareholders holding at least a majority of shares entitled to vote or by the AIC Trustees then in office by written notice to the shareholders. Any series or class of shares may be terminated at any time by a vote of a majority of the shareholders holding at least a majority of the shares of such series entitled to vote or by the AIC Trustees by written notice to the shareholders of such series.

The Acquiring Trust or any series or class of any series may be terminated at any time (i) by the Acquiring Trustees by written notice to the Shareholders of the Acquiring Trust or to the relevant Acquiring Fund Shareholders, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote, or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy.

Liability of Shareholders. The governing instruments of the Acquiring Trust generally provide that shareholders will not be subject to personal liability for the obligations of the Acquiring Trust and neither the Acquiring Trust nor the Acquiring Trustees, nor any officer, employee or agent of the Acquiring Trust shall have any power to bind personally any shareholder. The governing instruments of the Target Trust generally provide that neither the Target Trust nor the AIC Trustees shall have the power to bind personally any shareholder, nor, except as specifically provided in the AIC Declaration, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than as the shareholder may personally agree to pay.

Liability of Trustees and Officers. Consistent with the 1940 Act, the Governing Instruments provide that neither the AIC Trustees nor Acquiring Trustees, nor any officer of the Target Fund or Acquiring Fund, shall be subject to any personal liability in connection with the assets or affairs of a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disqualifying Conduct”).

Indemnification. The AIC Declaration generally provides that the Target Trust shall indemnify and hold harmless any AIC Trustee or officer to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or other proceeding in which such person may be involved as a party or otherwise by virtue of being or having been an AIC Trustee or officer, and against amounts paid or incurred by such person in settlement thereof. Nothing shall indemnify, hold harmless or protect any AIC Trustee from or against any liability to the Target Trust or any shareholder to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or with respect to any matter which such person was finally adjudicated not to have acted in good faith in reasonable belief that such action was in the best interests of the Target Trust.

The JOHCM Declaration generally provides that any Acquiring Trustee or officer shall be indemnified by the Acquiring Trust against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred, if such person acted, or took no action, as the case may be, in good faith, with the reasonable belief that their action (or inaction, as the case may be) was not opposed to the best interests of the Acquiring Trust, and without any Disqualifying Conduct, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Both the Target Trust and the Acquiring Trust may advance expenses incurred in defending any proceedings subject to certain conditions.

BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATION

REASONS FOR THE PROPOSED REORGANIZATION

The Reorganization is being proposed following the acquisition of TSW by Pendal Group Limited, the ultimate parent company of JOHCM USA. Over time, JOHCM USA and TSW expect to integrate their investment advisory organizations. Pendal US believes that the Reorganization, which will result in the Target Fund being housed in the same mutual fund trust as the other US mutual funds advised by JOHCM, is a logical step within this broader initiative. The proposed Reorganization will align management of the Target Fund’s portfolio with the overall operational management and oversight of the trust in which it is housed as well as compliance oversight, sponsorship and governance matters. Pendal US also believes that the proposed Reorganization will provide opportunities to increase the assets of the Target Fund through the established distribution network of JOHCM USA.

Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of selling portfolio securities necessary to effect the Reorganization, and (iii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These fees and expenses are however expected to be zero or otherwise de minimis, since (i) there is not expected to be any rebalancing of the Target Fund’s portfolio in connection with the Reorganization and (ii) given that the Target Fund’s portfolio consists only of U.S. equity securities and American Depositary Receipts, no stamp taxes or trading expenses are expected to be incurred in connection with the Reorganization. If the proposed Reorganization is approved, Pendal US does not expect that the Reorganization will result in a change in the level or quality of services that shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund. The proposed Reorganization has been carefully reviewed and approved by each of the AIC Board and the JOHCM Board.

The JOHCM Board and the AIC Board each believes that the proposed Reorganization will be in the best interests of shareholders of the Target Fund. In their deliberations, the JOHCM Board and the AIC Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of their decisions, but they considered all of the factors together, and individual trustees of the JOHCM Board or the AIC Board may have attributed different weights to various factors. Although not meant to be all-inclusive, the following were the material factors considered by the JOHCM Board and the AIC Board in making its determination to approve the Reorganization:

•

the opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs,

•	the lower management fees paid by the Acquiring Fund,

•

JOHCM USA’s representation that Target Fund Shareholders can expect to experience lower operating expenses, both before and after accounting for JOHCM USA’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Shares of the Acquiring Fund through January 31, 2023 in order to reduce operating expenses at a level at or below the operating expenses of the Target Fund,

•	the similarity in the Target Fund’s and the Acquiring Fund’s investment objectives, strategies and risks,

•

that TSW, the adviser of the Target Fund, is the sub-adviser of the Acquiring Fund and the expected continuation of day-to-day portfolio management from all of the Target Fund’s current portfolio managers,

•

that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”),

•

that JOHCM USA, and not the Target Fund or Acquiring Fund, would pay all costs associated with the Reorganization, other than certain costs specified in the Agreement and Plan of Reorganization (attached hereto as Appendix A) which are not expected to be incurred,

•	the reasonableness of the terms and conditions in the Plan,

•	that the Reorganization would not result in the dilution of the Target Fund Shareholders’ interests; and

•	Pendal US’ representation that the Reorganization is not expected to result in diminution in the level or quality of services the Target Fund shareholders currently receive.

After evaluating all of the information and factors above, as well as other information and factors deemed relevant by the Boards, the Boards concluded that the Reorganization was in the best interests of their respective Fund and its shareholders, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization.

In addition to the above, Pendal US believes that the proposed Reorganization may benefit Target Fund Shareholders by unlocking potential cost savings through lower management fees, rationalization of certain operations and compliance functions, and ability to negotiate fees with service providers. Additionally, Pendal US also anticipates that the Target Fund will benefit from the established distribution network of JOHCM USA. Since inception of the JOHCM mutual funds in 2009, JOHCM USA has built a US-based distribution team which provides access to various distribution channels. The JOHCM USA distribution team consists of the Intermediary Business Development team, based in Berwyn, PA, and Institutional Business Development team, based in Boston, MA. As described in further detail below, distribution efforts on behalf of the Acquiring Fund will be conducted through JOHCM FD.

If the Reorganization is approved by Target Fund shareholders, Pendal US does not expect that the Reorganization will result in any reduction in the level or quality of services received by shareholders of the Target Fund when they become shareholders of the Acquiring Fund.

It is anticipated that Target Fund shareholders will experience expense reductions following the Reorganization. The management fee of the Acquiring Fund is 0.58% compared with the management fee of 0.75% for the Target Fund. Other than management fees, natural operating expenses of the Acquiring Fund are expected to be lower than those of the Target Fund prior to the imposition of any waivers or expense limitations. Additionally, JOHCM USA has agreed to a contractual cap of Total Annual Fund Operating Expenses at 0.73% for Institutional Class Shares of the Acquiring Fund through January 31, 2023 compared to the voluntary cap of 1.20% for the Target Fund. In light of the anticipated distribution program for the Acquiring Fund, JOHCM USA believes the Acquiring Fund may be able to achieve greater economies of scale through increased assets which would help further reduce operating expenses.

THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

If approved by shareholders of the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund is expected to occur upon the opening of business on December 6, 2021, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that the Target Fund will convey to the Acquiring Fund all of its assets and liabilities, as defined in the Plan, as of the Closing Date. In consideration, the Acquiring Fund will deliver to the Target Fund full and fractional Institutional Shares of the Acquiring Fund having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of its assets and liabilities, the Target Fund will distribute to its shareholders of record the Acquiring Fund Shares received by the Target Fund, determined as of immediately after the close of business on the last business day before the Closing Date, the Valuation Date, on a pro rata basis within that class. Subsequently, the Target Fund will completely liquidate.

On the Valuation Date, the Target Fund’s assets will be valued pursuant to the Acquiring Trust’s Valuation Procedures, which are substantially similar to the valuation policies and procedures of the Target Trust. The NAV of each class of the Acquiring Fund Shares will be determined by the administrator of the Acquiring Fund to the nearest full cent using the Acquiring Trust’s Valuation Procedures.

Until the Valuation Date, Target Fund Shareholders will continue to be able to redeem their shares. Redemption requests received after the Valuation Date will be treated as requests received by Acquiring Fund for the redemption of its shares.

The Plan contains a number of representations and warranties made by the Target Trust to the Acquiring Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the Acquiring Trust to the Target Trust. The Plan contains a number of conditions precedent that must occur before either the Target Trust or the Acquiring Trust is obligated to proceed with the Reorganization. These include, among others, that: (1) the shareholders of the Target Fund approve the Plan; and (2) both the Target Trust and Acquiring Trust receive from Ropes & Gray LLP the tax opinion discussed below under “Certain U.S. Federal Income Tax Consequences of the Reorganization.”

Under the Plan, the Target Trust and the Acquiring Trust may agree to terminate and abandon the Reorganization at any time before or after the approval of Target Fund Shareholders, or either the Target Trust or the Acquiring Trust may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied. In addition, the Reorganization may be terminated at any time if the Board of either the Target Trust or the Acquiring Trust makes a determination that the Reorganization would not be in the best interests of the shareholders of the Target Fund or the Acquiring Fund, respectively. If the transactions contemplated by the Plan have not been consummated by the later of December 19, 2021 or 60 days after the date of the final shareholder meeting at which shareholder approval of the Plan is not obtained, or such other date as the parties thereto may mutually agree, the Plan will automatically terminate, unless a later date is agreed to by both the Target Trust and the Acquiring Trust.

Approval of the Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

If the Reorganization is approved, Target Fund Shareholders who do not wish to have their Target Fund Shares exchanged for Acquiring Fund Shares as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a redemption fee or a deferred sales charge or fee, your redemption proceeds will be reduced by any applicable redemption fee, sales charge or fee.

Description of the Securities to be Issued

Target Fund Shareholders will receive full and fractional Institutional Shares of the Acquiring Fund in accordance with the procedures provided for in the Plan. The number of Acquiring Fund Shares that a Target Fund Shareholder will receive will be based on the net asset value (“NAV”) of such Target Fund Shareholder’s account relative to the NAV of the Target Fund, determined as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date. Because the Plan contemplates that the NAV per share of the Target Fund and the Acquiring Fund will be the same as of the Valuation Date, it is expected that Target Fund Shareholders will receive the same number of shares of the Acquiring Fund as they currently hold of the Target Fund. The Acquiring Fund Shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. Each share of an Acquiring Fund represents an equal proportionate interest with each other share of the Acquiring Fund.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the certain U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

The Target Fund has elected and qualified since its inception to be treated as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund intends to elect and qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.

The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under Section 368(a)(1) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Fund or Target Fund Shareholders as a direct result of the Reorganization. Specifically, it is expected that the Target Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Fund. In addition, when shares held by Target Fund Shareholders are exchanged for Acquiring Fund shares pursuant to the Reorganization, it is expected that Target Fund Shareholders will recognize no gain or loss on the exchange, and that Target Fund Shareholders will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the shareholder’s tax basis and holding period in its Target Fund Shares immediately before the exchange.

If, as expected, the Reorganization is tax-free, the tax attributes of the Target Fund, if any, move to the Acquiring Fund, including, as of the date of the Reorganization, the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganization, Target Fund Shareholders may redeem Target Fund Shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. Based on certain customary assumptions, factual representations to be made on behalf of the Target Fund and Acquiring Fund, and existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, Ropes & Gray LLP (the Acquiring Trust’s legal counsel) will, as a condition to the closing of the Reorganization, provide a legal opinion substantially to the effect that, for federal income tax purposes:

i)

the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and Acquiring Fund will be “a party to the Reorganization” within the meaning of Section 368(b) of the Code;

ii)

no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

iii)

no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

iv)	no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation;

v)	the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer;

vi)

the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held or treated for federal income tax purposes as held by the Target Fund;

vii)

no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled);

viii)

the aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund Shares exchanged therefor;

ix)

the holding period of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange; and

x)

the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information about the Funds”.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Sales of Portfolio Securities. Although there is not expected to be any rebalancing of the Target Fund’s portfolio in connection with the Reorganization, the Target Fund may sell portfolio securities in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s tax basis in such assets. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any, as of the date of closing of the Reorganization, of the Target Fund are expected to move to the Acquiring Fund in the Reorganization and to be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the combined Fund and its shareholders post-closing.

General. This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain U.S. federal income tax consequences.

PRO FORMA CAPITALIZATION

The following table shows the capitalization of the Target Fund as of September 30, 2021, the Acquiring Fund as of September 30, 2021 and the Acquiring Fund on a pro forma combined basis (unaudited) as of September 30, 2021 giving effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization were consummated on September 30, 2021, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date. The Acquiring Fund is a shell fund that will commence operations on the Closing Date. The Target Fund will be the accounting survivor for financial statement purposes. The capitalizations of the Target Fund and their share classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

	TS&W Equity Portfolio (Target Fund)		TSW Large Cap Value Fund (Acquiring Fund) Institutional Shares	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$38,287,831	Net Assets	$0	N/A	$38,287,831
Net Asset Value Per Share	$15.01	Net Asset Value Per Share	$0	N/A	$15.01
Shares Outstanding	2,546,490.320	Shares Outstanding	0	N/A	2,546,490.320

The table above assumes that the Reorganization occurred on September 30, 2021. The table is for informational purposes only. No assurance can be given as to how the Acquiring Fund Shares will be received by shareholders of the Target Fund on the date that the Reorganization take place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after that date. As described previously, immediately prior to the Closing, the Target Fund’s assets will be valued pursuant to the Acquiring Trust’s valuation procedures. In the event that valuation of the Target Fund’s assets using the Acquiring Trust’s valuation procedures would result in a valuation difference or the diminution in value of shares of either the Target Fund or the Acquiring Fund, that Reorganization will not be consummated, unless JOHCM USA elects to contribute such funds, as necessary and appropriate, to resolve any diminution in value of the Target Fund Shares or the Acquiring Fund Shares.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The Target Fund Prospectus contains additional information for the Target Fund, including the Target Fund’s financial performance for the past five years under the heading, “Financial Highlights,” which is incorporated by reference herein. In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past five years. This financial information and the notes thereto have been audited by BBD, LLP, the independent registered certified public accountant for the Target Fund, whose reports thereon are included in Target Fund’s annual report to shareholders for the fiscal year ended October 31, 2020. Appendix B also contains unaudited financial highlights for the fiscal period ended April 30, 2021.

The Acquiring Fund has not commenced operations and, therefore, does not have financial highlights. Certain sections of the Target Fund’s most recent annual reports are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the AIC Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to shareholders of the Target Fund on or about November 1, 2021. Only shareholders of record as of the close of business on the Record Date, September 29, 2021, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

You can vote in any one of three ways:

•	By mail, with the enclosed Proxy Card;

•	By telephone; or

•	By Internet.

INSTRUCTIONS FOR VOTING BY TELEPHONE

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Call the toll-free number indicated on your Proxy Card.

3.	Have the Proxy Card available at the time of your call.

INSTRUCTIONS FOR VOTING BY INTERNET

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Go to the website indicated on your Proxy Card.

3.	Enter the control number found on the front of your Proxy Card.

4.	Follow the instructions on the website to cast your vote.

We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed Proxy Card. Use of telephone and Internet voting will reduce the time associated with this proxy solicitation.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the AIC’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the virtual Meeting would not revoke a proxy, a shareholder present at the virtual Meeting may withdraw his or her proxy by voting at the virtual Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Solicitation of Votes

In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited by telephone or in person by the AIC Trustees and Acquiring Trustees, officers of the Target Trust or the Acquiring Trust, personnel of the Target Fund’s adviser or distributor, and personnel of the Target Fund’s transfer agent, personnel of Pendal US, or broker-dealer firms.

AST Fund Solutions, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $10,800. It is expected that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Target Fund Shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the Proposals described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Card originally sent with this Proxy Statement/Prospectus or attend the virtual Meeting.

The Target Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of TSW or JOHCM USA or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Quorum and Voting Requirements

The organizational documents of the Target Fund provide that holders of at least a majority of the total number of shares of the Target Fund that are entitled to vote constitutes a quorum for the purpose of voting on the Proposal. Approval of the Proposal requires the affirmative vote of a 1940 Act Majority. A significant percentage of the outstanding shares of the Target Fund are held by accounts over which TSW holds discretionary voting authority. TSW’s voting authority covered approximately 72.4% of the Target Fund’s shares as of September 30, 2021. In order to address any potential perception as to conflicts of interest, TSW intends to vote those shares in accordance with the recommendation of ISS.

Effect of Abstention and Broker “Non-Votes”

The Target Fund expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. Pursuant to NYSE Rule 452, if the broker-dealer firms do not receive instructions from their customers and beneficial owners, any such shares represented by proxy at the Meeting would be considered “broker non-votes.” Shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Any abstentions would have the effect of a negative vote on the proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote shares owned beneficially by their customers on any Proposal, there are unlikely to be any “broker non-votes” at the Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the matter for purposes of determining the presence of a quorum, and as if they were votes against the relevant Proposal).

Adjournment

In the event that a quorum is not present at the Meeting, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal(s) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast upon the question. If a quorum is present at the Meeting, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal. They will vote against such adjournment those proxies required to be voted against a Proposal and will not vote any proxies that direct them to abstain from voting on a Proposal.

Other Matters

The AIC Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The AIC Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Dissenters’ Rights

Target Fund Shareholders have no appraisal or dissenters’ rights.

Future Shareholder Proposals

As a general matter, the Target Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Target Trust’s shareholders should send the proposals to The Advisors’ Inner Circle Fund, One Freedom Valley Drive, Oaks, PA 19456, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. If the Reorganization of the Target Fund is approved by its shareholders, there will be no further meetings of shareholders of the Target Fund.

Inclusion of shareholder proposals is subject to limitations under the federal securities laws. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Target Fund’s proxy statement must notify in writing the Target Trust or the relevant Target Fund of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Target Trust at the address set forth above. If a shareholder fails to give notice to the Target Trust or the Target Fund within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the AIC Trustees for such meeting may exercise discretionary voting power with respect to any such proposal.

Record Date and Outstanding Shares

Target Fund

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

The total number of outstanding shares of the Target Fund as of September 30, 2021, is: 2,546,490.32

As of September 30, 2021, the current officers and Trustees of the Target Trust in the aggregate beneficially owned less than 1% of the shares of the Target Fund.

As of the Record Date, the persons who owned of record or beneficially 5% or more of the outstanding shares identified of the Target Fund are shown below.

TS&W Equity Portfolio
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	77.877%	Mitra & Co FBO 75 C/O Reliance Trust Company WI Mail Code: BD1N - Attn: Mutual Funds 4900 W. Brown Deer Road Milwaukee, WI 53223-2422	12.309%

Acquiring Fund

The votes of the shareholders of the Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

As of September 30, 2021, the current officers and Trustees of the Acquiring Trust in the aggregate beneficially owned less than 1% of the shares of the Acquiring Fund.

As of September 30, 2021, no shares of the Acquiring Fund have been offered.

WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS

The Acquiring Fund and the Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Target Fund files, and the Acquiring Fund will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

For more information with respect to the Acquiring Fund concerning the following topics, please refer to the following sections of the Acquiring Fund’s Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Management of the Fund” for more information about the management of the Acquiring Fund; (ii) see “Your Account” for more information about the purchase, redemption, exchange and pricing of shares information of the Acquiring Fund; and (iii) see “Dividends and Distributions” and “Taxes” for more information about the Acquiring Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Acquiring Fund. The Acquiring Fund’s Prospectus is enclosed herewith.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance Information” under each “Fund Summary” section for more information about the performance of the Target Fund; (ii) see “Investment Management” for more information about the management of the Target Fund; (iii) see “Investing with the Fund” for more information about the purchase, redemption and pricing of shares information of the Target Fund; (iv) see “Dividends and Distributions” and “Federal Taxes” for more information about the Target Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Fund; and (vi) see “Financial Highlights” for more information about the Target Fund’s financial performance.

APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of this 15th day of October, 2021, by and between JOHCM Funds Trust (the “JOHCM Trust”), a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 53 State Street, 13th Floor Boston, MA, 02109, on behalf of its series, TSW Large Cap Value Fund (the “Acquiring Fund”), and The Advisors’ Inner Circle Fund, a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456, on behalf of its series, TS&W Equity Portfolio (the “Target Fund”). Other than the Target Fund and the Acquiring Fund, no other series of either the Target Trust or the JOHCM Trust are subject to this Agreement. JOHCM (USA) Inc., a Delaware corporation, joins this Agreement solely for the purposes of Section 10.

Target Fund shareholders are to be issued Institutional Class shares of beneficial interest, without par value, of the Acquiring Fund (“Acquiring Fund Shares”) pursuant to the Reorganization (as defined below).

PLAN OF REORGANIZATION

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the JOHCM Trust on behalf of the Acquiring Fund of all of the Assets (as defined in Section 1(a) below) of the Target Fund in exchange for both Acquiring Fund Shares and the assumption by the JOHCM Trust with respect to the Acquiring Fund of all of the Liabilities (as defined in Section 1(a) below) of the Target Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), the termination of the Target Fund all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund is as of the date hereof and will be as of the Closing a shell series, without assets or liabilities, other than as noted in Section 5(k) below, newly created for the purpose of acquiring the Assets and Liabilities (each term as defined in Section 1(a) below) of the Target Fund.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	SALE AND TRANSFER OF ASSETS AND LIABILITIES, AND TERMINATION OF THE TARGET FUND

(a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the JOHCM Trust herein contained, the Target Trust will sell, assign, convey, transfer and deliver to the JOHCM Trust, for the Acquiring Fund, at the Closing, all of the then-existing property, assets and goodwill (which property and goodwill, for the avoidance of doubt, do not include any rights to the “Advisors’ Inner Circle Fund” name) (“Assets”) of the Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the business day immediately preceding the Effective Date of the Reorganization (as such term is defined in Section 3(a) hereof) (the “Valuation Date”), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Target Fund’s costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Target Fund as liability reserves, subject to Section 10, (2) subject to clause (3), to discharge all of the Target Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those Liabilities that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent Liabilities as the trustees of the Target Trust shall reasonably deem to exist against the Target Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall have been established on the books of the Target Fund. “Liabilities” shall mean all of the Target Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent, known or unknown or otherwise which have not been discharged by the Target Trust prior to the Closing (with respect to known liabilities, as reflected in the statement of assets and liabilities to be provided under Section 4(g) and 7(h) of this Agreement). To the extent that any Liabilities of the Target Fund, whether known or unknown, are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume any and all such Liabilities (excluding the expenses borne by JOHCM (USA) Inc. pursuant to Section 10 of this Agreement). Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Target Trust herein, the JOHCM Trust agrees that (i) at the Closing, the Acquiring Fund shall assume all Liabilities of the Target Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3(a) hereof) and which have not been discharged by the Target Trust prior to the Closing as provided in Section 1(a) and shall thereafter pay such Liabilities when due; and (ii) at the Closing, the JOHCM Trust shall deliver to the Target Trust the number of full and fractional Acquiring Fund Shares, determined by dividing the net asset value of the Assets to be acquired by the Acquiring Fund, computed pursuant to Section 2(a) below, by the net asset value per share (“NAV”) of the Acquiring Fund as of the Close of Business on the Valuation Date; and provided that, such NAV is the same as the NAV of the Target Fund as of the Close of Business on the Valuation Date. The Acquiring Fund Shares received shall be distributed pro rata to the shareholders of the Target Fund of record as of the Close of Business on the Valuation Date, in complete liquidation of the Target Fund.

As soon as practicable following the Closing Date, but in no event more than twelve months after the Closing Date, the Target Fund shall be dissolved and its legal existence terminated. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and, if applicable, such later date on which the Target Fund is dissolved.

(b) In order to effect the delivery of Acquiring Fund Shares described in Section 1(a)(ii) hereof, the Acquiring Fund will establish an open account for each record shareholder of the Target Fund and, on the Effective Date of the Reorganization, will credit to such account the full and fractional shares of beneficial interest, without par value, of the Acquiring Fund Shares received by each such record shareholder as described in Section 1(a). Fractional shares of the Target Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place. Simultaneously with the crediting of Acquiring Fund Shares to the shareholders of record of the Target Fund, the shares of the Target Fund held by such shareholders shall be cancelled.

(c) At the Closing, each shareholder of record of the Target Fund as of the record date with respect to any unpaid dividends and other distributions that were declared prior to the Closing shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such record date.

(d) Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of the Effective Date of the Reorganization shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

2.	VALUATION

(a) The net asset value of the Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date by the administrator of the Acquiring Fund by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Board of Trustees of the JOHCM Trust and described in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(b) The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the Acquiring Fund’s Valuation Procedures.

(c) The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with Section 1(a)(ii). All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) The Target Trust and the JOHCM Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve at least ten business days before the Valuation Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the JOHCM Trust’s valuation procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

3.	CLOSING AND VALUATION DATE

(a) The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Target Fund to the JOHCM Trust, for the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund; and (ii) the issuance and delivery of Acquiring Fund Shares in accordance with Section 1(a), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement is considered and approved, the Closing shall occur on December 6, 2021, or if the conditions precedent to Closing as set forth in Section 9 hereto are not satisfied, no later than December 19, 2021, or such other date as the officers of the parties may mutually agree (“Closing Date”), and shall be effective as of 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date (“Effective Date of the Reorganization”). The Closing shall take place at the principal office of JOHCM (USA) Inc. (provided, however, that the parties hereto may elect for the Closing to take place remotely via the electronic exchange of the applicable documents and signatures) at approximately 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date.

(b) Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (i) the NYSE shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or such other exchange or market where the Target Fund’s assets are traded shall be disrupted so that, in the judgment of the JOHCM Trust or Target Trust, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the second business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund is practicable in the judgment of the JOHCM Trust and Target Trust.

(c) The Target Trust shall provide, as of the Closing, for the Assets of the Target Fund to be transferred to the custodian of the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund. Portfolio securities of the Target Fund shall be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers and in accordance with applicable law. All cash being delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to the JOHCM Trust. Also, the Target Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the Target Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief.

(d) The JOHCM Trust shall issue and deliver a certificate or certificates providing evidence satisfactory to the Target Trust in such manner as the Target Trust may reasonably request that Acquiring Fund Shares to be delivered at the Closing have been registered in an open account of the Acquiring Fund on the books of the JOHCM Trust.

(e) Each of the Target Trust and the JOHCM Trust shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets and assumption of Liabilities and liquidation contemplated in this Agreement.

4.	REPRESENTATIONS AND WARRANTIES BY THE TARGET TRUST

The Target Trust represents and warrants the following to the JOHCM Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) The Target Trust is a Massachusetts voluntary association (commonly known as a business trust) created under the laws of the Commonwealth of Massachusetts on July 18, 1991, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The Target Trust, of which the Target Fund is a series of shares of beneficial interest, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Target Fund issued and outstanding have been offered and sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital and in compliance with all applicable registration requirements of state securities laws, including blue sky laws.

(b) The Target Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund. Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable (except as provided in the Target Fund’s registration statement), has full voting rights, and is freely transferable. All Target Fund shares authorized to be issued or issued and outstanding are uncertificated and no Target Fund shareholder holds a certificate or certificates for shares of the Target Fund.

(c) The current prospectus and statement of additional information of the Target Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Target Fund currently is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information. To the best of the Target Trust’s and the Target Fund’s knowledge, the value of the net assets of the Target Fund currently is determined, and since its organization has been determined, using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, each as of such time that the applicable rules, regulations or policies were in effect, or the Target Fund has taken any action necessary to remedy any prior failure to use such valuation methods that comply in all material respects with such laws, rules, regulations or policies. There have been no known miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund which would have a material adverse effect on the Target Fund at the time of this Agreement or on the Target Fund’s properties or assets at the time of this Agreement.

(d) The financial statements appearing in the Target Fund’s Annual Report to Shareholders for its most recently completely fiscal year, audited by BBD, LLP, copies of which have been delivered to the JOHCM Trust, and any subsequent unaudited financial statements of the Target Fund provided to the JOHCM Trust prior to the Closing, fairly present the financial position of the Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(e) The Target Fund has no known Liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of the Close of Business on the Valuation Date, those incurred pursuant to this Agreement and those incurred in the ordinary course of the Target Fund’s business, as an investment company, since such date.

(f) The books and records of or relating to the Target Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the JOHCM Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Target Trust and the Target Fund.

(g) The unaudited statement of assets and liabilities of the Target Fund to be furnished by the Target Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1(a) hereof will accurately reflect the net asset value per share of the Target Fund and each of the outstanding shares of beneficial interest of the Target Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis. The Target Fund has no known Liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above.

(h) At the Closing, the Target Trust will, with respect to the Target Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (g) above, free and clear of all liens or encumbrances of any nature whatsoever except liens or encumbrances of which the Acquiring Fund has received written notice and such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business.

(i) The Target Trust has the necessary power and authority to conduct its business and the business of the Target Fund as such businesses are now being conducted.

(j) The Target Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended or restated (the “Target Declaration of Trust”), By-Laws, as amended or restated (the “Target Bylaws”) or any material contract or any other material commitment or obligation with respect to the Target Fund that is listed on Part C of the Target Fund’s current registration statement (collectively, “Target Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(k) The Target Fund, a series of the Target Trust, was duly constituted in accordance with the applicable provisions of the Target Declaration of Trust and the 1940 Act and other applicable law.

(l) The Target Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the Target Trust’s knowledge, threatened against the Target Trust, with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of the Target Fund’s business. The Target Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affect the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund. The Target Trust does not know of any facts that would reasonably be expected to form the basis for the institution of proceedings that would materially and adversely affect the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund.

(m) The Target Trust, on its own behalf and with respect to the Target Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval, with respect to the Target Fund, by the shareholders of the Target Fund. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the Target Trust. This Agreement and all other necessary action on the part of the Target Trust with respect to the Target Fund, executed and delivered by the Target Trust, on its own behalf and with respect to the Target Fund, constitute legal, valid and binding obligations of the Target Trust with respect to the Target Fund, enforceable against it in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(n) Neither the Target Trust nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o) Neither the Target Trust nor the Target Fund has any unamortized or unpaid organizational fees or expenses.

(p) The Target Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund (i) is a “fund” as defined in Section 851(g)(2) of the Code, (ii) has qualified and has been eligible for treatment as a RIC for each taxable year since its inception ending before the Closing and will maintain such qualification at all times through the Closing, and for each such taxable year (or portion thereof) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and has not had any earnings or profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. The consummation of the transaction contemplated by this Agreement will not cause the Target Fund to fail to be qualified as a RIC as of the Closing. The Target Fund has not changed its taxable year end since its inception and it does not intend to change its taxable year end prior to the Closing.

(q) The Target Trust has duly and timely filed, with respect to the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Target Fund on or before the Closing. All such returns and reports are true, correct and complete in all material respects as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. With respect to the Target Fund, the Target Trust has paid or, if not yet due, made provision and properly accounted for all Taxes (as defined below) due or shown to be due on such returns and reports or on any assessments received by the Target Fund. The amounts set up as provisions for Taxes in the books and records of the Target Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent, known or unknown or otherwise, which were or which may be payable by the Target Fund for any periods or fiscal years prior to and including the Close of

Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by the Target Trust with respect to the Target Fund, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund. No taxing authority in a jurisdiction where the Target Fund does not file a Tax return or report has notified the Target Fund in writing that the Target Fund is or may be subject to taxation in that jurisdiction. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of the Target Fund.

(r) The Target Fund does not own any “converted property” (as that term is defined in Section 1.337(d)-7(a)(2)(vii) of the regulations issued by the United States Treasury (“Treasury Regulations”)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations thereunder.

(s) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all Taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(t) The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or tax return.

(u) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (n) through (t) of this Section 4.

(v) All information provided or identified in writing by the Target Trust to the JOHCM Trust in response to formal due diligence requests relating to the Target Trust and the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the Target Trust and the Target Fund as of the date hereof.

(w) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, obligations or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as disclosed in writing to the JOHCM Trust. For the purposes of this subparagraph, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

5.	REPRESENTATIONS AND WARRANTIES BY THE JOHCM TRUST

The JOHCM Trust represents and warrants the following to the Target Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) The JOHCM Trust is a Massachusetts voluntary association (commonly known as a business trust) created under the laws of the Commonwealth of Massachusetts on October 27, 2020, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The JOHCM Trust, of which the Acquiring Fund is a separate series of shares of beneficial interest, is duly registered under the 1940 Act as an open-end, management investment company. Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing. The Acquiring Fund was formed for the purpose of effecting the Reorganization and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets (other than a de minimis amount of assets to facilitate the transaction(s) described in this Agreement) or liabilities and will have no issued or outstanding shares other than as described in this Agreement. The JOHCM Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(b) The JOHCM Trust is authorized to issue an unlimited number of Acquiring Fund Shares without par value. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.

(c) At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Target Fund are currently eligible for offering to the public, and there will be a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement to be consummated.

(d) The JOHCM Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund.

(e) The JOHCM Trust is not a party to or obligated under any provision of its Amended and Restated Declaration of Trust, dated December 4, 2020, as amended (the “JOHCM Declaration of Trust”), By-Laws, dated December 4, 2020, as amended or restated (the “JOHCM Bylaws”), or any material contract or any other material commitment or obligation with respect to the Acquiring Fund that is listed on Part C of the Acquiring Fund’s current registration statement (collectively, “JOHCM Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(f) The JOHCM Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the JOHCM Trust’s knowledge, threatened against the JOHCM Trust, with respect to the Acquiring Fund, or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The JOHCM Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affects the Acquiring Fund’s business or the JOHCM Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund. The JOHCM Trust does not know of any facts which might form the basis for the institution of proceedings that would materially and adversely affect the Acquiring Fund’s business or the JOHCM Trust’s ability to consummate the transactions herein contemplated with respect to the Acquiring Fund.

(g) The JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the JOHCM Trust. This Agreement and all other necessary action on the part of the JOHCM Trust and the Acquiring Fund, executed and delivered by the JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, constitute legal, valid and binding obligations enforceable against the JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(h) Neither the JOHCM Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) The books and records of or relating to the Acquiring Fund (if any), (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the Target Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the JOHCM Trust and the Acquiring Fund.

(j) The Acquiring Fund, a series of the JOHCM Trust, was duly constituted in accordance with the applicable provisions of the JOHCM Declaration of Trust and the 1940 Act and other applicable law.

(k) The Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will have no tax attributes (including those specified in Section 381(c) of the Code), (iii) will not have held any property (other than a de minimis amount of assets to facilitate the transaction(s) described in the Agreement) and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Target Fund immediately prior to the Reorganization; provided, however, that at the time of or before the Reorganization, the Acquiring Fund may hold a de minimis amount of assets to facilitate its organization, and (iv) will not have prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund. Immediately following the liquidation of the Target Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Target Fund shares.

(l) The Acquiring Fund will elect to be treated and intends to qualify as a RIC for federal income tax purposes under Part I of Subchapter M of the Code for its taxable year that includes the Closing, and intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for such taxable year, and to qualify and be eligible for treatment as a RIC for each subsequent taxable year; the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code; and the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing.

(m) As of the Closing Date, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n) The JOHCM Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the time of Closing, such policies and procedures have been appropriately tailored to address the business of the Acquiring Fund.

(o) The current prospectus and statement of additional information filed as part of the JOHCM Trust’s registration statement on Form N-1A, which will become effective prior to the Effective Date of the Reorganization, insofar as they relate to the Acquiring Fund and the Acquiring Fund Shares (the “JOHCM Trust Registration Statement”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the JOHCM Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p) All information provided or identified in writing by the JOHCM Trust to the Target Trust in response to formal due diligence requests and requests for board meeting materials relating to the JOHCM Trust and the Acquiring Fund and their service providers are true and correct in all material respects and contain no material misstatements or omissions with respect to the JOHCM Trust and the Acquiring Fund as of the date hereof.

(q) The Acquiring Fund does not have any unamortized or unpaid organizational fees, within the meaning of US GAAP, or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

6.	REPRESENTATIONS AND WARRANTIES BY THE TARGET TRUST AND THE JOHCM TRUST

The Target Trust, on behalf of the Target Fund, and the JOHCM Trust, on behalf of the Acquiring Fund, each represents and warrants to the other the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) All information provided to the Target Trust by the JOHCM Trust, insofar as it relates to the JOHCM Trust and the Acquiring Fund, and by the Target Trust to the JOHCM Trust, insofar as it relates to the Target Trust and the Target Fund, for inclusion in, or transmittal with, the registration statement on Form N-14 (the “Registration Statement”), which includes a proxy statement/prospectus (the “Proxy Statement/Prospectus”), with respect to this Agreement pursuant to which approval of the Reorganization by vote of the Target Fund’s shareholders will be sought, as of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Target Fund and at the Effective Date of the Reorganization, (i) complies and will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder, and (ii) does not and will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Closing Date, a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(b) Except in the case of the Target Trust with respect to the approval of this Agreement and the Reorganization by vote of the Target Fund’s shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the 1934 Act, the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), state securities laws or Massachusetts business trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	COVENANTS OF THE TARGET TRUST

(a) The Target Trust covenants to operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and such selling and purchasing of securities and other changes as are contemplated by the Target Fund’s normal operations.

(b) Target Fund will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable law and the Target Declaration of Trust and Target Bylaws, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy

Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Declaration of Trust, Target Bylaws and applicable law, and as set forth in the Proxy Statement/Prospectus, in order to permit further solicitation of proxies.

(c) The Target Trust undertakes that the Target Trust and the Target Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Target Fund’s shareholders.

(d) The Target Trust covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before the Closing, shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes, provided, however, if any of the income tax returns (e.g., Form 1120-RIC) required to be filed by the Target Fund for its most recent taxable year ended prior to the Closing have not been filed by the Closing, the Target Trust shall prepare and timely file with the relevant taxing authorities all such returns and the Target Trust shall make available to the JOHCM Trust drafts of such returns at least one week prior to filing such returns.

(e) The Target Trust will at, or as promptly as practicable following the Closing, provide the JOHCM Trust with:

A copy of any Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a)) of the Treasury Regulations) required by law to be filed by the Acquiring Fund after the Closing, including for the avoidance of doubt information related to the respective adjusted tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund;

A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation,

the name, address and taxpayer identification number of each shareholder of record,

the number of shares held by each shareholder of record,

the dividend reinvestment elections applicable to each shareholder of record,

the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder of record, and such information as the JOHCM Trust may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing, in the case of each of (A)-(E), for all of the shareholders of record of the Target Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and

Copies of all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(f) As promptly as practicable, but in any case within sixty (60) calendar days after the date of Closing, the Target Trust shall furnish the JOHCM Trust a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes that will be carried over by the Target Fund pursuant to Section 381 of the Code.

(g) The Target Trust shall supply to the JOHCM Trust, at the Closing, the unaudited statement of the assets and liabilities described in Section 4(g) of this Agreement in conformity with the requirements described in such Section. In addition, the Target Trust shall supply a schedule of portfolio investments as of the Valuation Date. The schedule of portfolio investments will present fairly the portfolio investments of the Target Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis. The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of the Target Trust, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders the Acquiring Fund Shares received at the Closing, as set forth in Section 1(a) hereof.

(i) The Target Trust agrees that the acquisition of all Assets and Liabilities of the Target Fund by the JOHCM Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the JOHCM Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(j) Within a reasonable time following the Reorganization, the Target Trust shall cause the liquidation and termination of the Target Fund to be effected in the manner provided in the Target Declaration of Trust in accordance with applicable law and that on or after the Effective Date of the Reorganization, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

(k) It is the intention of the parties to the Reorganization that such Reorganization will qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code. Neither the Target Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code.

8.	COVENANTS OF THE JOHCM TRUST

(a) The JOHCM Trust covenants that the Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of Section 1(a) hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b) The JOHCM Trust covenants to establish and organize the Acquiring Fund as a series of the JOHCM Trust but that the Acquiring Fund will not carry on any business activities between the date hereof and the Effective Date of the Reorganization (other than such activities as are customary to the organization and registration of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing).

(c) The JOHCM Trust will prepare and file with the Commission the Registration Statement, which includes the Proxy Statement/Prospectus, in a form that satisfactory to the parties, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable; provided, however, that the JOHCM Trust will not file the Registration Statement prior to providing a copy of the Registration Statement to the Target Trust in substantially the same form that such Registration Statement will be filed with the Commission.

(d) The JOHCM Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

(e) Upon effectiveness of the Registration Statement, the JOHCM Trust shall, with the assistance of the investment adviser to the Target Fund, cause to be mailed to each shareholder of record of the Target Fund, the Proxy Statement/Prospectus.

(f) It is the intention of the parties to the Reorganization that the Reorganization will qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code. Neither the JOHCM Trust nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code.

9. CONDITIONS PRECEDENT TO BE FULFILLED BY THE TARGET TRUST AND THE JOHCM TRUST

The respective obligations of the Target Trust, with respect to the Target Fund, and the JOHCM Trust, with respect to the Acquiring Fund, to effectuate this Agreement and the Reorganization of the Target Fund into the Acquiring Fund as contemplated hereunder, shall be subject to the following conditions:

(a) That (i) all the representations and warranties of the other party contained herein shall be true and correct in all respects material to the Target Fund or the Acquiring Fund as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations in respect of the Target Fund the Acquiring Fund required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party, in form and substance satisfactory to such party, a certificate to the foregoing effect signed by the President or Vice President and by the Secretary or equivalent officer of the party.

(b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement in respect of the Target Fund and the Acquiring Fund adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization of the Target Fund and the Acquiring Fund contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit such Reorganization.

(d) That this Agreement, the Reorganization of the Target Fund and the Acquiring Fund and the transactions contemplated hereby for the Target Fund shall have been approved by the appropriate action of the shareholders of the Target Fund at an annual or special meeting or any adjournment or postponement thereof.

(e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby in respect of the Target Fund and the Acquiring Fund shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Target Fund and/or the Acquiring Fund.

(f) That prior to or at the Closing, the Target Trust and the JOHCM Trust shall each receive an opinion from Ropes & Gray LLP (“Ropes & Gray”) satisfactory to both parties substantially to the effect that, provided the transaction contemplated hereby is carried out in accordance with the applicable laws of the Commonwealth of Massachusetts, the terms of this Agreement and in accordance with customary representations provided by the JOHCM Trust and the Target Trust in certificates delivered to Ropes & Gray, as to the Acquiring Fund and the Target Fund:

The Reorganization, as provided for in this Agreement, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

Pursuant to Section 361(a) and Section 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to this Agreement;

Pursuant to Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer;

Pursuant to Section 1223(2) of the Code, the holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held or treated for federal income tax purposes as held by the Target Fund;

Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled).

Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund shares exchanged therefor;

Pursuant to Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) pursuant to this Agreement will include the holding period of Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The opinion will be based on the Agreement, certain factual certifications made by officers of the Target Trust and the Acquiring Trust, and such other items as deemed necessary to render the opinion and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

(g) That each of the Registration Statement and the JOHCM Trust Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with Section 1(a) hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or JOHCM Trust Registration Statement with respect to the Acquiring Fund Shares or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Fund Shares to be delivered in accordance with Section 1(a) hereof shall be eligible for sale by the JOHCM Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Shares lawfully to be delivered to the shareholders of the Target Fund.

(i) That the JOHCM Trust and the Acquiring Fund shall have received in form reasonably satisfactory to the JOHCM Trust and the Acquiring Fund at the Closing an opinion of Morgan, Lewis & Bockius LLP (“Target Trust Counsel”), counsel to the Target Trust (which opinion will be subject to certain qualifications reasonably satisfactory to the JOHCM Trust and the Acquiring Fund) substantially to the effect that, as to the Acquiring Fund and the Target Fund:

The Target Trust is validly existing and in good standing as an unincorporated voluntary association under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Target Trust’s Certificate of Trust, Target Declaration of Trust and Target Bylaws;

This Agreement has been duly authorized, executed, and delivered by the Target Trust, with respect to the Target Fund, and, assuming due authorization, execution and delivery of this Agreement by the JOHCM Trust, with respect to the Acquiring Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the Target Trust, with respect to the Target Fund, enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

The execution and delivery of this Agreement did not, and the consummation of the Reorganization in respect of the Target Fund into the Acquiring Fund as contemplated hereby will not, violate the Target Trust’s Certificate of Trust, the Target Declaration of Trust, the Target Bylaws, or any provision of any Target Material Agreement known to such counsel to which the Target Trust or the Target Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the Target Trust’s Certificate of Trust, the Target Declaration of Trust, the Target Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all Target Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the Target Trust whose responsibility it is to advise the Target Trust and the Target Fund with respect to such matters

To the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any governmental or regulatory body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts law.

The Target Trust has duly registered all outstanding shares of the Target Fund under the 1933 Act, and such registration is in full force and effect; and

The outstanding shares of the Target Fund have been duly authorized and are validly issued, fully paid and, subject to the Target Declaration of Trust, non-assessable beneficial interests in the Target Trust.

In providing the opinion set forth in this Section 9(i), Target Trust Counsel (i) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the JOHCM Trust, (ii) may rely upon the representations made in this Agreement, and (iii) may rely upon officers’

certificates and certificates of public officials. As used in paragraph 9(i)(i), the term “good standing” means (i) having filed a copy of the Target Trust’s declaration of trust pursuant to Chapter 182 of the General Laws of the Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Target Trust’s declaration of trust and to transact business in the Commonwealth of Massachusetts.

(j) That the Target Trust and the Target Fund shall have received an opinion of Ropes & Gray at the Closing, in form satisfactory to the Target Trust and the Target Fund (which opinion will be subject to certain qualifications satisfactory to the Target Trust and the Target Fund), to the effect that:

The JOHCM Trust is validly existing and in good standing as an unincorporated voluntary association under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the JOHCM Trust’s Certificate of Trust, JOHCM Declaration of Trust and JOHCM Bylaws;

This Agreement has been duly authorized, executed, and delivered by the JOHCM Trust, with respect to the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Target Trust, with respect to the Target Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the JOHCM Trust, with respect to the Acquiring Fund, enforceable against the JOHCM Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

Acquiring Fund Shares to be delivered to the Target Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

The execution and delivery of this Agreement did not, and the consummation of the Reorganization in respect of the Target Fund into the Acquiring Fund as contemplated hereby will not, violate the JOHCM Trust’s Certificate of Trust, the JOHCM Declaration of Trust, the JOHCM Bylaws, or any provision of any JOHCM Material Agreement known to such counsel to which the JOHCM Trust or the Acquiring Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the JOHCM Trust’s Certificate of Trust, the JOHCM Declaration of Trust, the JOHCM Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all JOHCM Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the JOHCM Trust whose responsibility it is to advise the JOHCM Trust and the Acquiring Fund with respect to such matters.

To the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any governmental or regulatory body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts law.

IN CONNECTION WITH THE FOREGOING, IT IS UNDERSTOOD THAT ROPES & GRAY MAY REASONABLY RELY UPON THE REPRESENTATIONS MADE IN THIS AGREEMENT AS WELL AS CERTIFICATES OF OFFICERS OF THE JOHCM TRUST.

(k) The Target Fund shall have delivered to the Acquiring Fund (a) information concerning the tax basis and holding period of the Target Fund in all securities transferred to Acquiring Fund; (b) the Target Fund

Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; and (d) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed after the Effective Date of the Reorganization.

(l) The JOHCM Trust, on behalf of the Acquiring Fund, has obtained the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

10. FEES AND EXPENSES; OTHER AGREEMENTS AND REPRESENTATIONS

(a) The JOHCM Trust represents and warrants to the Target Trust and the Target Trust represents and warrants to the JOHCM Trust, that, other than with respect to brokerage commissions payable in connection with the sale and repurchase of securities in non-U.S. markets that do not permit free of payment transfers,]1 no brokers or finders or other entities are entitled to receive any payments in connection with the transactions described in this Agreement.

(b) Neither the JOHCM Trust nor the Target Trust shall be responsible for the expenses of entering into and carrying out the provisions of this Agreement and the Reorganization, except that the Target Fund may bear the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the JOHCM Trust. Other than such costs, the expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, including, but not limited to taxes in connection with the delivery of the Assets other than those described in Sections 10(b)(ii)-(iii), including all applicable Federal and state taxes, the preparation and filing of the Registration Statement, registration of the Acquiring Fund Shares, delivery of and solicitation of approval of Target Fund shareholders to the Reorganization pursuant to the Registration Statement, special Board meetings relating to the Reorganization, any printing and mailing fees, fees of accountants and attorneys (including the Target Fund’s legal fees) and the costs of holding the Target Fund’s shareholder meeting and soliciting proxies, shall be borne by JOHCM (USA) Inc.

(c) JOHCM (USA) Inc. has full power and authority to enter into and perform its obligations under Section 10 of this Agreement. The execution, delivery and performance of this Agreement have been validly authorized by the stockholders, directors, and/or other bodies necessary to authorize JOHCM (USA) Inc. to take such actions. This Agreement and all other necessary action on the part of JOHCM (USA) Inc., executed and delivered by JOHCM (USA) Inc., constitute legal, valid and binding obligations enforceable against JOHCM (USA) Inc. in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(d) All information provided or identified in writing by JOHCM (USA) Inc. to the Target Trust in response to formal due diligence requests and requests for board meeting materials relating to JOHCM (USA) Inc., the JOHCM Trust and the Acquiring Fund and their service providers are true and correct in all material respects and contain no material misstatements or omissions with respect to JOHCM (USA) Inc., JOHCM Trust and the Acquiring Fund as of the date hereof.

[1]	NTD: To be determined if necessary based on composition of Target Fund’s portfolio.

11. TERMINATION; WAIVER; ORDER

(a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated with respect to the Target Fund or the Acquiring Fund and the Reorganization involving such funds abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund) prior to the Closing as follows:

by mutual consent of the Target Trust and the JOHCM Trust;

by the JOHCM Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the JOHCM Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the JOHCM Trust set forth in Section 9 will not or cannot be met as of the Closing; or

by the Target Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Target Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the Target Trust set forth in Section 9 will not or cannot be met as of the Closing.

(b) In addition, either of the Target Trust or the JOHCM Trust may at its option terminate this Agreement at or prior to the Closing Date because:

With respect to a termination by the Target Trust, of a material breach by the JOHCM Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the JOHCM Trust, of a material breach by the Target Trust or Target Fund of any representation, warranty, covenant or agreement herein to be performed by the Target Trust or the Target Fund at or prior to the Closing Date;

Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

The Board of Trustees of the JOHCM Trust or the Board of Trustees of the Target Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with the transactions contemplated herein not in the best interests of the Acquiring Fund’s shareholders or the Target Fund’s shareholders, respectively.

(c) If the transactions contemplated by this Agreement with respect to the Target Fund have not been consummated by the later of December 19, 2021, 2021 or 60 days after the date of the final shareholder meeting at which approval of this Agreement is voted upon by the shareholders of the Target Fund for which such shareholders have not voted upon this Agreement, this Agreement shall automatically terminate on such later date, with respect to the Target Fund, unless a later date is agreed to by both the Target Trust and the JOHCM Trust.

(d) In the event of termination of this Agreement pursuant to the provisions hereof with respect to the Target Fund or Acquiring Fund, the same shall become void and have no further effect with respect to the Target Fund or Acquiring Fund, and there shall not be any liability under this Agreement on the part of either the Target Trust or the JOHCM Trust or persons who are their trustees, officers, agents or shareholders in respect of such funds.

(e) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Target Trust or the JOHCM Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the shareholder approval requirement with respect to the Reorganization or the tax opinion required by Section 9(f).

(f) The respective representations, warranties and covenants contained in Sections 4-8 hereof, other than those set forth in Sections 7(h) and 7(i), shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Target Trust nor the JOHCM Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing, provided that this section shall not limit any covenant contained herein that by its terms contemplates performance after Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Target Trust or the JOHCM Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(g) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Target Trust or the Board of Trustees of the JOHCM Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

(h) In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 10(b), 11(d), 11(g), and 17 shall survive any termination of this Agreement.

12. LIABILITY OF THE JOHCM TRUST AND THE TARGET TRUST

(a) Each party acknowledges and agrees that all obligations of the JOHCM Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the JOHCM Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the JOHCM Trust or the JOHCM Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Target Trust nor the Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of the JOHCM Trust, the trustees, officers, employees or agents of the JOHCM Trust, or any of them.

(b) Each party acknowledges and agrees that all obligations of the Target Trust under this Agreement are binding only with respect to the Target Fund; that any liability of the Target Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund; that no other series of the Target Trust or the Target Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the JOHCM Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Target Trust, the trustees, officers, employees or agents of the Target Trust, or any of them.

13. COOPERATION AND EXCHANGE OF INFORMATION

(a) The JOHCM Trust and the Target Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in: filing any Tax returns, amended return or claim for refund; determining a liability for Taxes or a right to a refund of Taxes; requesting a closing agreement or similar relief from a Taxing authority; participating in or conducting any audit or other proceeding in respect of Taxes; in determining the financial reporting of any Tax position; or declaring and paying any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of the Target Fund’s or Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of the Target Fund or Acquiring Fund ending on or before or that includes the Closing Date of an amount or amounts sufficient for the Target Fund or the Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2021. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

(b) Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund including, without limitation, responsibility for (i) preparing and filing tax returns of the Target Fund relating to tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority that is the responsibility of the Target Fund under applicable law, except as otherwise is mutually agreed by the parties.

(c) The Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance that information provided by the Target Trust to the JOHCM Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the JOHCM Trust on Forms N-CEN, N-PORT and N-CSR for the periods ending on or before October 31, 2021, which Forms will include information relating to the Target Fund, was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms with respect to the Target Fund’s operations prior to the Closing, and that there have been no changes in the Target Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since October 31, 2020 that have materially affected, or are reasonably likely to materially affect, the Target Trust’s internal control over financial reporting during the relevant periods.

14. ENTIRE AGREEMENT AND AMENDMENTS

This Agreement embodies the entire agreement between the Target Trust, on behalf of the Target Fund, and the JOHCM Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between such parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other parties.

15. COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16. NOTICES

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

To the Target Trust:

One Freedom Valley Drive

Oaks, Pennsylvania 19456

To the JOHCM Trust:

53 State Street, 13th Floor

Boston, Massachusetts 02109

To JOHCM (USA) Inc.

53 State Street, 13th Floor

Boston, Massachusetts 02109

17. GOVERNING LAW

This Agreement shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

18. EFFECT OF FACSIMILE OR ELECTRONIC SIGNATURE

A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19. PUBLICITY

Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20. CONFIDENTIALITY

(a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, when necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the parties agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21. HEADINGS

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Target Trust, JOHCM Trust and JOHCM (USA) Inc. have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

The Advisors’ Inner Circle Fund, on behalf of the Target Fund

By:	/s/ Eric Griffith

Name:	Eric Griffith

Title:	Vice President and Assistant Secretary

JOHCM Funds Trust, on behalf of the Acquiring Fund

By:	/s/ David Lebisky

Name:	David Lebisky

Title:	Chief Compliance Officer

JOHCM (USA) Inc.

Solely with respect to Section 10 of the Agreement

By:	/s/ Jonathan Weitz

Name:	Jonathan Weitz

Title:	Chief Operating Officer

[Signature Page to Agreement and Plan of Reorganization]

APPENDIX B – TARGET FUND FINANCIAL HIGHLIGHTS

Audited Target Fund Financial Highlights for the past five years, plus unaudited Financial

Highlights for the fiscal period ended April 30, 2021

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below (other than the information identified below as “unaudited”) has been audited by BBD, LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-4TSW-FUN.

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year or Period

	Six Months Ended April 30, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$11.46		$12.50	$13.69	$13.37	$13.11	$13.35

Income from Operations:
Net Investment Income(1)	0.04		0.08	0.22	0.07	0.07	0.06
Net Realized and Unrealized Gain	4.19		(0.58)	0.39	1.35	1.56	0.55

Total from Operations	4.23		(0.50)	0.61	1.42	1.63	0.61

Dividends and Distributions:
Net Investment Income	(0.04)		(0.10)	(0.20)	(0.07)	(0.08)	(0.07)
Net Realized Gain	(0.58)		(0.44)	(1.60)	(1.03)	(1.29)	(0.78)

Total Dividends and Distributions	(0.62)		(0.54)	(1.80)	(1.10)	(1.37)	(0.85)

Redemption Fees(1)	0.00		0.00 (2)	0.00 (2)	0.00 (2)	0.00	0.00

Net Asset Value, End of Year	$15.07		$11.46	$12.50	$13.69	$13.37	$13.11

Total Return †	37.97%		(4.25%)	6.38%	11.03%	13.32%	4.88%

Ratios and Supplemental Data:
Net Assets, End of Year (Thousands)	$39,583		$30,593	$35,956	$41,099	$40,234	$41,584
Ratio of Expenses to Average Net Assets(3)	1.20	%*	1.20%	1.20%	1.20%	1.20%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.77	%*	1.88%	1.74%	1.68%	1.63%	1.62%
Ratio of Net Investment Income to Average Net Assets	0.63	%*	0.70%	1.78%	0.54%	0.56%	0.49%
Portfolio Turnover Rate	20	%**	64%	46%	60%	40%	66%

*	Annualized.
**	Not Annualized.
†

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Had the Adviser not waived a portion of its expenses, total return would have been lower.

(1)	Per share calculations were performed using average shares.
(2)	Amount was less than $0.01 per share.
(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

B-1